UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Virtual Radiologic Corporation

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VIRTUAL RADIOLOGIC CORPORATION

11995 Singletree Lane
Suite 500
Eden Prairie MN 55344
Tel: 952-595-1100

Dear Stockholders:

You are cordially invited to join us for our Annual Meeting of Stockholders, which will be held on Thursday, May 7, 2009, at 9:30 a.m. (Central Time) at our headquarters, located at 11995 Singletree Lane, Suite 500, Eden Prairie, Minnesota. Holders of record of our common stock as of March 27, 2009 are entitled to notice of, and to vote, at the Annual Meeting.

The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the Annual Meeting.

We hope you will be able to attend the Annual Meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the Annual Meeting. You may submit your proxy vote by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

By order of the Board of Directors,

Robert C. Kill
President and Chief Executive Officer

Eden Prairie, Minnesota
April 13, 2009

VIRTUAL RADIOLOGIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 7, 2009 at 9:30 a.m. Central Time

Place:	Virtual Radiologic Corporation Headquarters 11995 Singletree Lane Suite 500 Eden Prairie, MN 55344

Items of Business:	1. To elect three Class II directors to the Board of Directors, each to serve a three-year term.

2. To approve an amendment to the Amended and Restated Virtual Radiologic Corporation Equity Incentive Plan to increase the number of shares available under the plan by 500,000 shares.

3. To ratify the appointment of Deloitte & Touche LLP as Virtual Radiologic Corporation’s registered independent public accounting firm for the year ending December 31, 2009.

4. To act upon any other business that may be properly be brought before the Annual Meeting of Stockholders, and any adjournment thereof.

Record Date and Voting of Securities:	Our Board of Directors has set March 27, 2009 as the record date for determining stockholders entitled to attend and vote at our Annual Meeting of Stockholders. Holders of our common stock, par value $0.001 per share, appearing on our books as of March 27, 2009 are entitled to notice of, and to vote at, our Annual Meeting of Stockholders. At the close of business on March 27, 2009, a total of 15,863,693 shares of common stock were outstanding, each entitled to one vote. The holders of a majority of the common stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. If such quorum shall not be present or represented at the Annual Meeting of Stockholders, the stockholders present or represented at the Annual Meeting of Stockholders may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. Holders of common stock do not have cumulative voting rights.

Voting by Proxy:	The persons named as proxies in the enclosed form of proxy will vote the common shares according to the instructions given therein or, if no instruction is given, then in favor of all nominees named in the accompanying proxy statement, in favor of each of the other proposals identified therein, and in the discretion of such persons as to any other matters to be voted upon at the Annual Meeting of Stockholders. A person giving a proxy may revoke it (i) before it is exercised, by delivering to the attention of Michael J. Kolar, our Corporate Secretary, a written notice terminating the proxy’s authority, (ii) by duly executing and delivering to the attention of Michael J. Kolar, our Corporate Secretary, a proxy bearing a later date, or (iii) attending the Annual Meeting of Stockholders and voting in person. A stockholder who attends the Annual Meeting of Stockholders need not revoke his or her proxy and vote in person unless he or she wishes to do so.

VIRTUAL RADIOLOGIC CORPORATION

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of Virtual Radiologic Corporation is soliciting proxies for its Annual Meeting of Stockholders, to be held on Thursday, May 7, 2009, and any adjournment of the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed or provided to stockholders on or about April 13, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

There are three proposals scheduled to be voted on at the meeting:

•	Election of three Class II directors to the Board of Directors, each to serve a three year term;

•	Approval of an amendment to the Amended and Restated Virtual Radiologic Corporation Equity Incentive Plan (the “Plan”) to increase the number of shares available under the Plan by 500,000 shares; and

•	Ratification of the appointment of Deloitte & Touche LLP as Virtual Radiologic Corporation’s independent registered public accounting firm for the year ending December 31, 2009.

So far as our management is aware, only matters described in this proxy statement will be acted upon at the Annual Meeting. If another matter requiring a vote of stockholders properly comes before the Annual Meeting, the persons named as proxies in the enclosed proxy form will vote on such matter according to their judgment.

Who is entitled to vote?

Stockholders as of the close of business on March 27, 2009, referred to as the “Record Date,” may vote at the Annual Meeting. As of the Record Date, there were 15,863,693 shares of Virtual Radiologic Corporation’s common stock issued and outstanding and eligible to vote at the Annual Meeting. Holders of Virtual Radiologic Corporation’s common stock are entitled to one vote per share and do not have cumulative voting rights.

How do I vote my shares without attending the meeting?

If you are a stockholder of record, meaning that your shares are not held in “street name” by your broker, you may vote your shares directly by proxy. Your proxy may be submitted by completing the proxy card enclosed with this proxy statement, and mailing it in the pre-addressed envelope that has been provided.

If your shares are held in a brokerage account, bank, trust, or other nominee, they are held in “street name.” The broker, bank, trust or other nominee is considered the stockholder of record with respect to those shares, although you are considered the beneficial owner. In order to vote your shares held in street name, you need to instruct your broker, bank, trust or other nominee how to vote. If this applies to you, the broker, bank, trust or other nominee has included instructions describing how you can direct your vote.

How do I vote my shares if I wish to attend the meeting?

If you are a stockholder of record, you may bring the enclosed proxy card or a valid form of identification to the meeting and vote your shares at that time. If your shares are held in street name, you may not vote your shares at the meeting in person, unless you have received a written proxy from the stockholder of record allowing you to do so.

Even if you plan on attending the meeting, you are encouraged to vote in advance by proxy, so that you can ensure your vote is counted if you are somehow unable to attend in person.

Can I change my vote?

Yes. If you have submitted your vote by proxy, you may change your vote by:

•	Delivering to the attention of Michael J. Kolar, our Corporate Secretary, a written notice terminating the proxy’s authority before it is exercised;

•	Duly executing and delivering to the attention of Michael J. Kolar, our Corporate Secretary, a proxy bearing a later date; or

•	Attending the Annual Meeting of Stockholders and voting in person.

What constitutes a quorum?

Under our amended and restated bylaws, at least a majority of the shares of our common stock outstanding as of the Record Date must be present at the Annual Meeting in person or by proxy in order to hold the Annual Meeting. This is referred to as a quorum. Your shares are counted for the purposes of determining whether there is quorum present if you are either (i) present and vote in person at the Annual Meeting or (ii) have properly submitted a proxy via mail. In addition, abstentions, broker non-votes and votes withheld from director nominees are considered as shares present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a broker or other nominee who holds shares for the beneficial owner of the shares does not vote on a particular proposal because the nominee does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner of the shares.

How many votes are required for a proposal to be approved?

For the election of the Class II directors, the three (3) individuals receiving the highest number of “FOR” votes will be elected. The approval of the amendment to the Plan and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009 each require the “FOR” vote of at least a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for election to the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the approval of the amendment to the Plan and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009. If you abstain from voting on the proposals regarding the amendment to the Plan or the ratification of Deloitte & Touche LLP, it has the same effect as a vote against the proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee, “FOR” the approval of the amendment to the Plan, and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009.

If you hold your shares in a brokerage account in your broker’s name (referred to as “street name”) and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Your broker or other nominee has discretionary authority to vote your shares on the election of directors and on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, even if your broker or other nominee does not receive voting instructions from you, but does not have discretionary authority to vote your shares on the amendment of the Plan.

Who is soliciting my vote and who pays for the cost of the proxy solicitation?

This proxy statement is furnished in connection with the solicitation of your vote by our Board of Directors. We will pay expenses for the solicitation of proxies. Proxies are being solicited primarily by mail, but, in addition, directors, officers and regular employees of ours, who will receive no extra compensation for their services, may solicit proxies personally, by telephone or by special letter.

How does the Board of Directors recommend I vote?

Our Board of Directors recommends that you vote:

•	“FOR” the election of Robert C. Kill, David Schlotterbeck and Mark E. Jennings to the Board of Directors of Virtual Radiologic Corporation as Class II Directors for a three year term;

•	“FOR” the amendment of the Virtual Radiologic Corporation Equity Incentive Plan to increase the number of shares available under the Plan by 500,000 shares; and

•	“FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009.

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2009, to be filed with the Securities and Exchange Commission, or SEC.

What are the deadlines for submitting stockholder proposals for the 2010 Annual Meeting of Stockholders?

In order for a stockholder proposal to be considered for inclusion in the proxy materials for the 2010 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices no later than the close of business on December 14, 2009. Any stockholder proposals intended to be presented in our proxy materials must satisfy the requirements of the proxy rules promulgated by the SEC.

Any other stockholder proposals to be presented at the 2010 Annual Meeting must be given in writing to our secretary at our corporate headquarters, and must be received not later than March 8, 2010 and no earlier than February 6, 2010. The proposal must contain specific information required by Section 4 of our Amended and Restated Bylaws, a copy of which may be obtained by writing to our secretary or accessing our public filings with the SEC at www.sec.gov. If a proposal is not timely and properly made in accordance with all necessary procedures, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may vote on such matter in their discretion.

As described below, our Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors from stockholders who are eligible to vote for the election of directors. In accordance with our Amended and Restated Bylaws, stockholders of record may separately propose nominees for election to our board of directors only after providing timely written notice to our secretary. In order to be timely for the 2010 Annual Meeting, the notice must be received at our corporate headquarters no later than February 6, 2010, and no earlier than January 7, 2010. The notice must set forth, among other things, (i) as to each nominee for election as a director, all information relating to such nominee that would is required to be disclosed in solicitations of proxies for election of directors, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on our stock transfer books, and of such beneficial owner and (b) the class, series and number of shares of our company which are owned beneficially and of record by such stockholder and such beneficial owner.

How can I communicate with Virtual Radiologic Corporation’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, to all independent directors or to specified individual directors to: Virtual Radiologic Corporation, c/o Corporate Secretary, 11995 Singletree Lane, Suite 500, Eden Prairie, Minnesota 55344. All communications will be compiled by the Corporate Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is divided into three staggered classes of directors of the same or nearly the same number. The members of each class are elected for a three-year term, with the term of one class expiring each year. The terms of our current Class II directors, Sean Casey, M.D., David Schlotterbeck and Mark E. Jennings, are due to expire on the date of our Annual Meeting. The terms of our Class III directors, Nabil N. El-Hage, Richard J. Nigon and Brian Sullivan are due to expire on the date of our 2010 Annual Meeting of Stockholders, and the terms of our Class I directors, Eduard Michel, M.D., PhD., Kevin H. Roche and Andrew Hertzmark, are due to expire on the date of our 2011 Annual Meeting of Stockholders.

Following the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors has nominated Robert C. Kill, David Schlotterbeck and Mark E. Jennings for election as Class II directors at the Annual Meeting. The decision by the Nominating and Corporate Governance Committee and the Board of Directors to not recommend and approve Dr. Casey’s reelection as a Class II director was based upon considerations of board size, board relationships and functionality, board composition and the desire to have Mr. Kill elected as a director. In conjunction with the nomination decisions, the Board of Directors determined to end Dr. Casey’s service as Chairman on April 1, 2009 and that the Company will continue its relationship with Dr. Casey solely in his capacity as a significant stockholder.

Each of the nominees for election as a Class II director has consented to being named in this proxy statement, and has indicated a willingness to serve as a director if elected. If, for some reason, any of these nominees is unable to serve or is not a candidate at the Annual Meeting for any other reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

Information Regarding Nominees for Class II Directors (to serve a three-year term ending in 2012)

Name	Age	Director Since	Position

Robert C. Kill	45	—	President and Chief Executive Officer
David L. Schlotterbeck	61	2008	Director
Mark E. Jennings	46	2005	Director

Robert C. Kill has served as our President and Chief Executive Officer since January 2009, and was previously our President and Chief Operating Officer beginning in May 2007. Prior to joining us, Mr. Kill was President of Physician Systems for Misys Healthcare Systems, a provider of clinical and practice management software applications to physician practices, group practices, health systems and managed services organizations. Before joining Misys Healthcare Systems in 2002, Mr. Kill was Executive Vice President of Entertainment Publications, Inc., where he was employed from 1996 through 2001, and Vice President of Operations for Baxter Healthcare, where he was employed from 1986 through 1996. Mr. Kill received a Bachelor’s degree in Economics from the University of Notre Dame.

David L. Schlotterbeck has been a director since June 2008. Mr. Schlotterbeck is an experienced public company executive and has spent more than 20 years in the healthcare industry. He is currently vice chairman of Cardinal Health, a publicly traded, $90 billion provider of pharmaceutical, clinical and medical products, and chief executive officer of Cardinal Health’s Clinical and Medical Products Sector, one of the largest and fastest growing medical device businesses in the world. Previously, Mr. Schlotterbeck served as president and chief executive officer of Alaris Medical Systems until it was acquired by Cardinal Health. Mr. Schlotterbeck has also held senior management positions at publicly traded medical device and healthcare information technology companies, and has public company board experience. Mr. Schlotterbeck holds an engineering degree from General Motors Institute, and a post-graduate degree in engineering from Purdue University.

Mark E. Jennings has served as one of our directors since May 2005. Since 1996, Mr. Jennings has been the Managing Partner and co-founder of Generation Partners, a private investment firm that acquires and provides growth capital to companies primarily in the healthcare, business and information services, and media and entertainment sectors. Prior to founding Generation Partners, Mr. Jennings was a Partner at Centre Partners, a private equity firm affiliated with Lazard Freres, and prior to that, he was employed at Goldman, Sachs & Co. Through Generation Partners and predecessor firms, he has invested in more than 50 companies over the past 20 years and has served on the Board of Directors of 23 companies, including inVentiv Health, MedVance Institute, Agility Recovery Solutions, Sterling Infosystems and Six Flags, Inc. Mr. Jennings also serves as the Chairman of the Board of Post University. Mr. Jennings earned a Bachelor of Science in Mechanical Engineering with Highest Honors from the University of Texas and received his M.B.A. from the Harvard Business School. Mr. Jennings is the brother of Richard W. Jennings, our Chief Technology Officer.

The Board of Directors Recommends that Stockholders Vote
FOR
Each of the Nominees Listed Above.

In addition to the two incumbent Class II Directors now standing for election, we have six additional directors who will stand for election according to their class over the next two years.

Nabil N. El-Hage, 50, has been one of our directors since May 2007. Since 2005, Mr. El-Hage has been a Professor of Management Practice at Harvard Business School in the Finance Area. From January 2003 to June 2005, he was a Senior Lecturer at Harvard Business School. Mr. El-Hage originally joined the faculty of Harvard Business School in 1984. Prior to 2003, Mr. El-Hage gained experience in venture capital with TA Associates and Advent International, as well as on the operating side, as CFO of Back Bay Restaurant Group. He also served from 1995 to 2003 as Chairman and from 1995 to 2002 as CEO of Jeepers! Inc., a private equity-financed national chain of indoor theme parks. Mr. El-Hage is currently the Chairman and a trustee of the MassMutual Premier Funds. Mr. El-Hage graduated cum laude from Yale University with a degree in electronic engineering and earned his M.B.A. with the Highest Honors as a Baker Scholar from Harvard Business School. Mr. El-Hage will stand for election in 2010.

Richard J. Nigon, 61, has been one of our directors since May 2007. Mr. Nigon is currently the Senior Vice President of Cedar Point Capital, Inc., a private company that raises capital for early stage companies. From February 2001 until May 2007, Mr. Nigon was a Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard (“MJSK”), a privately held investment firm. In December 2006, MJSK was acquired by Stifel Nicolaus and Mr. Nigon was a Managing Director of Private Placements at Stifel Nicolaus. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young, LLP from 1970 to 2000, where he served as a partner from 1981 to 2000. While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young’s Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing industries. Mr. Nigon also serves as a director of Vascular Solutions, Inc., and served as a director of Restore Medical, Inc. until it was acquired by Medtronic, Inc. in July 2008. Mr. Nigon will stand for election in 2010.

Brian F. Sullivan, 47, has been a director since September 2008. Mr. Sullivan is a seasoned executive, entrepreneur and former business owner with more than 17 years of corporate board experience. Since 2003, Mr. Sullivan has served as president and chief executive officer of Maple Grove, Minn.-based SterilMed, Inc., which repairs and refurbishes medical devices and equipment for the healthcare industry. Previously, Mr. Sullivan was co-founder, chairman and chief executive officer of Recovery Engineering, Inc., an industry leader in the design, manufacture, and marketing of consumer water treatment systems sold under the PUR brand name. Under Sullivan’s leadership, Recovery Engineering recorded compound annual growth of 51 percent, achieved over 50 percent market share in every product category and grew annual revenue to nearly $200 million. Mr. Sullivan took Recovery Engineering public in 1993 and sold the company to Proctor and Gamble in 1999. Mr. Sullivan holds a B.A. degree from Harvard University, and currently serves on the Board of Directors for Entegris, Inc., and the R.L. Winston Rod Company. Mr. Sullivan will stand for election in 2010.

Eduard Michel, M.D., Ph.D is our Medical Director and has served as a director since 2001. Please refer to “Executive Officers and Key Employees” for a description of Dr. Michel’s experience and positions within the Company. Dr. Michel will stand for election in 2011.

Andrew P. Hertzmark, 33, has been a director since April 2006. Since 2007, Mr. Hertzmark has been a partner of Generation Partners, a private investment firm that acquires and provides growth capital to companies primarily in the healthcare, business and information services, and media and entertainment sectors. From 2004 to 2007, Mr. Hertzmark was a vice president at Generation Partners. Prior to joining Generation Partners, Mr. Hertzmark was an associate at Galen Associates, a private investment firm focused on the healthcare industry. Mr. Hertzmark was also an analyst in the Investment Banking Division of UBS AG. Mr. Hertzmark currently serves on the board of directors of Post Education, Inc. and is a trustee of Post University. Mr. Hertzmark earned a B.A. from the University of Pennsylvania and received his M.B.A. from The Wharton School of Business. Mr. Hertzmark will stand for election in 2011.

Kevin H. Roche, 58, has been a director since November 2008. Mr. Roche’s extensive background in the healthcare industry includes more than 25 years in legal, strategic advisory and executive operating roles. Mr. Roche is currently a managing partner at Vita Advisors LLC, a mergers and acquisition advisory firm focused solely on the healthcare industry. Previously, Mr. Roche spent 14 years with UnitedHealth Group, serving as General Counsel before becoming the CEO of the Ingenix division. Prior to UnitedHealth, he held senior executive and legal positions with Partners National Health Plans and American Medcenters Inc. Mr. Roche earned his law degree from the University of Minnesota Law School and received his M.B.A. from the University of Minnesota’s Carlson School of Business. Mr. Roche will stand for election in 2011.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

Board of Directors Meetings

During the year ended December 31, 2008, the Board of Directors of Virtual Radiologic Corporation met nine times. Each director attended more than 75% of the meetings of the Board of Directors and committees on which such director served during the period when such director was serving on the Board or a committee thereof. The Board of Directors conducted business by written action from time to time and also occasionally engaged in informal discussions with management during the year.

Audit Committee

Our Audit Committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our financial statements. Our Audit Committee (i) assists our Board of Directors in monitoring the integrity of our financial statements, our compliance with legal and regulatory requirements and the performance of the Company’s independent auditors; (ii) maintains direct responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such accounting firm; (iii) provides a medium for consideration of matters relating to any audit issues; (iv) has authority to approve any transaction between the Company and any related party (including officers, directors and owners of 5% or more of our outstanding stock); and (v) has prepared the Audit Committee report found in this proxy statement under the heading “Audit Committee Report and Payment of Fees to Auditor.” A more detailed description of the Audit Committee’s functions can be found in our Audit Committee Charter.

Our Audit Committee currently consists of Richard J. Nigon (Chair), Nabil N. El-Hage and Brian F. Sullivan. Our Board of Directors has determined that Messrs. Nigon, El-Hage and Sullivan are independent as such terms are defined under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Global Market. Our Board of Directors has also determined that Mr. Nigon and Mr. El-Hage are both “audit committee financial experts” as defined in applicable SEC rules, and that all members of the committee satisfy the financial sophistication requirements of the Nasdaq Global Market. The Audit Committee met eight times and acted by written action at various times during the year.

Compensation Committee

Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. A more detailed description of the Compensation Committee’s functions can be found in our Compensation Committee Charter.

The Compensation Committee currently consists of Nabil N. El-Hage (Chair), Richard J. Nigon and Kevin H. Roche. Messrs. El-Hage, Nigon and Roche are independent as such term is defined under the rules of the Nasdaq Global Market. The Compensation Committee met six times and acted by written action at various times during the year.

Compensation Committee Interlocks and Insider Participation

Sean O. Casey, M.D., a current Class II director and our former Chairman and Chief Executive Officer, and Mark E. Jennings, one of our directors, served as members of our Compensation Committee until February 14, 2008 and February 27, 2008, respectively. Mark E. Jennings did not participate in any action of the Board of Directors or any committee thereof relating to Richard W. Jennings, our Chief Technology Officer and the brother of Mark E. Jennings. None of our executive officers currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee oversees and assists our Board of Directors in identifying, reviewing and recommending nominees for election as directors; evaluating our Board of Directors and management; developing, reviewing and recommending corporate governance guidelines and a corporate code of business conduct and ethics; and generally advising our Board of Directors on corporate governance and related matters. A more detailed description of the Nominating and Corporate Governance Committee’s functions can be found in our Nominating and Corporate Governance Committee Charter.

Our Nominating and Corporate Governance Committee consists of Brian F. Sullivan (Chair), Kevin H. Roche, and David L Schlotterbeck, each of whom is independent as such term is defined under the rules of the Nasdaq Global Market. The Nominating and Corporate Governance Committee did not meet formally during the year ended December 31, 2008, but acted by written action at various times throughout the year.

The Nominating and Corporate Governance Committee establishes and approves criteria for nomination to serve on the Board of Directors, and considers such areas as relevant business experience, prior director experience, strategic leadership, personal and professional integrity, and diversity of experiences and background in considering potential nominees. The committee will also assess the prior contributions of incumbent directors in considering their potential re-nomination to the Board. The committee has historically identified candidates based upon recommendations from directors, management and significant stockholders, and will consider other stockholder nominees. The Company also engaged Heidrick & Struggles in 2008 to help identify additional candidates who both met the committee’s previously stated criteria and would be able to be considered independent under relevant Nasdaq and SEC rules. Mr. Schlotterbeck was identified as a result of our engagement of Heidrick & Struggles.

Any stockholder who wishes to nominate a director candidate for consideration by the Nominating and Corporate Governance Committee in anticipation of the 2010 Annual Meeting of Stockholders may write to the Nominating and Corporate Governance Committee c/o the Corporate Secretary, Virtual Radiologic Corporation, 11995 Singletree Lane, Suite 500, Eden Prairie, Minnesota 55344. Such recommendations must be received no later than December 14, 2009.

The Nominating and Corporate Governance Committee will consider the same membership criteria for those individuals recommended by stockholders as that considered for all other individuals, although the committee does not have a formal process for such consideration. The Nominating and Corporate Governance Committee has not adopted such a formal process because of its historical experience of a lack of stockholder recommendations, and will consider a more formal policy should stockholder recommendations become more common.

Director Attendance at the Annual Meeting

We encourage, but do not require, all of our directors to attend the Annual Meeting. All of the directors who were serving on the Board of Directors at the time of our 2008 Annual Meeting of Stockholders attended the meeting.

Our Codes of Conduct and Committee Charters

Because it is our policy to comply with all applicable laws, rules and regulations and to conduct our business in keeping with the highest moral, legal and ethical standards, we have adopted a Code of Business Conduct applicable to all of our employees, officers and members of the Board of Directors. The Code of Business Conduct covers topics including:

•	Conflicts of Interest;

•	Protection and Proper Use of the Company’s Assets;

•	Corporate Opportunities;

•	Compliance with Law;

•	Fair Dealing;

•	Confidentiality; and

•	Accuracy of Public Disclosures.

We have also adopted a separate Code of Ethics for Senior Executive and Financial Officers, which outlines specific standards applicable to our Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer and General Counsel. The Code of Ethics for Senior Executive and Financial Officers covers, among other things, the accuracy and timeliness of our reports and documents filed with the SEC, encouraging ethical behavior among peers and subordinates, and preserving our confidential information.

The Code of Business Conduct, the Code of Ethics for Senior Executive and Financial Officers, the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter can be found on our website, www.virtualrad.com, under the heading “Investor Relations.” We intend to post on our website any amendments to or waivers from the provisions of our Code of Business Conduct and the Code of Ethics for Senior Executive and Financial Officers within four business days following the date of such amendment or waiver. With respect to all references to our website throughout this proxy statement, the information contained on or linked to our website is not incorporated by reference into this proxy statement and should not be considered part of this or any report that we file with or furnish to the SEC.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Name	Age	Position/Principal Occupation During Past Five Years

Executive Officers:
Robert C. Kill	45	Robert C. Kill has served as our President and Chief Executive Officer since January 2009. Please refer to his detailed biography included above under the heading “Information Regarding Nominees for Class II Directors.”
Leonard C. Purkis	60	Leonard C. Purkis has served as our Chief Financial Officer since April 2008. Mr. Purkis was recruited out of retirement to join us. He previously served as Chief Financial Officer of E*TRADE Financial from 1998 to the end of 2003. Mr. Purkis served as Chief Financial Officer of Iomega Corp. from 1995 to 1998. Before joining Iomega, Mr. Purkis spent 12 years in senior management roles with General Electric’s Capital, Lighting and Plastics businesses in both the United States and Europe. Mr. Purkis is a Fellow member of the Institute of Chartered Accountants in England and Wales, and became a U.S. citizen in 2000.
Richard W. Jennings	48	Richard W. Jennings has served as our Chief Technology Officer since April 2007. Prior to joining us, Mr. Jennings served from 2004 to 2007 as president and managing director of Assess IT, a provider of technology and management consulting services ranging from IT assessments and fractional chief technology officer services to independent IT validation and information security audits. Mr. Jennings also held various management positions with Electronic Data Systems and General Dynamics from 2003 to 2004, and served as Vice President and General Manager, Western Region of Computer Sciences Corporation from 1998 to 2003. Mr. Jennings earned a B.S. degree in Mechanical Engineering from the University of Texas at Austin, and an M.S. degree in Management from Stanford University’s Graduate School of Business. Mr. Jennings is the brother of Mark E. Jennings, one of our directors.
Eduard Michel, M.D., Ph.D.	46	Eduard Michel, M.D., Ph.D is Medical Director and a member of our Board of Directors. He is also one of the co-founders of the company, and has been a director since 2001. Prior to joining Virtual Radiologic Corporation, he was engaged in a private neuroradiology practice in Minneapolis and a clinical assistant professor of radiology at the University of Minnesota. Dr. Michel has a CAQ in neuroradiology from the American Board of Radiology. He received his B.S. and M.D. degrees from the University of Minnesota, where he completed training in diagnostic radiology and neuroradiology. He has co-authored three book chapters and more than 20 peer-reviewed articles and presented more than 45 scientific seminars at medical conferences around the world.

Name	Age	Position/Principal Occupation During Past Five Years

Michael J. Kolar, J.D.	39	Michael J. Kolar, J.D. has served as our Vice President, General Counsel and Secretary since January, 2009. Prior to joining Virtual Radiologic Corporation, Mr. Kolar was a partner in the Corporate Finance Group of Oppenheimer Wolff & Donnelly LLP in Minneapolis. His experience includes extensive public company compliance, corporate governance and corporate finance transactional work. He also served as co-chair of the firm’s Corporate Finance and Transactions Group and co-chair of the firm’s Medical Technology Industry Group. Mr. Kolar rejoined Oppenheimer in 2001 after serving as general counsel of Rooster.com, an Internet-based, business-to-business exchange founded by the world’s leading agribusiness companies. Prior to joining Rooster.com, he was a senior associate with the firm. Mr. Kolar holds a Bachelor’s degree in Business Administration from the University of Notre Dame and earned his law degree, summa cum laude, from the William Mitchell College of Law in St. Paul.

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis relates to the material elements of our compensation policies and programs for fiscal year 2008 for Dr. Casey, our Chief Executive Officer during fiscal year 2008, Mr. Purkis and Mr. Marlow, each who served as Chief Financial Officer during fiscal year 2008, and Dr. Michel, Mr. Kill, and Mr. Richard W. Jennings, our three other most highly compensated executive officers during fiscal year 2008. These individuals are referred to as our named executive officers, or NEOs.

The Compensation Discussion and Analysis also discusses the objectives, philosophy, process and decisions underlying the compensation of the NEOs. The Compensation Discussion and Analysis should be read together with the compensation tables and related footnotes found later in this proxy statement.

Compensation Philosophy

We believe that continued growth in our Company is fundamental to stockholder value and overall business performance, and that a significant contribution to that growth can be made by Company leaders. As such, we also believe that an effective compensation program is one that serves both to attract and retain key employees who are instrumental to our long-term success and rewards strong individual and Company performance.

Compensation Policies and Objectives

Consistent with our philosophy, the primary objectives of our compensation policies are to attract and retain qualified employees and to incentivize these employees to promote the continued growth and profitability of our business. In doing so, we seek to align their interests with ours and our stockholders’ through a combination of cash and equity-based compensation. Because of our position as a growing company in an emerging market, we have historically limited our compensation program to basic elements consisting of base salary, cash bonus, equity awards (in the form of stock options) and certain benefit programs, including health insurance. We believe that the mix of cash-based and equity-based compensation is sufficient to attract top quality talent for each of our top executive officer positions and encourage our executive officers to achieve our primary corporate objectives of growth in gross revenues and profitability, as well as reward them for the achievement of such objectives.

Determination of Compensation

Our Compensation Committee establishes and approves our compensation policies and programs. In addition to reviewing and approving all elements of executive compensation, the Compensation Committee is also responsible for developing and overseeing our general compensation philosophy and policy, specific compensation plans for our executive officers, and making recommendations regarding director compensation. Our Compensation Committee meets between four and six times during each year to evaluate the success of our past compensation programs, to develop new compensation strategies for the future, to consider changes to existing programs and to approve certain annual compensation changes.

The initial base salary and target bonus compensation for each of our NEOs was set forth in employment agreements with each NEO. Equity-based compensation granted to our NEOs upon commencement of their employment with us was also set forth in their employment agreements. In October 2006, we engaged Hewitt Associates, Inc., an independent compensation consultant, to evaluate our overall compensation program and to provide us with its report of comparable company salary ranges. The identities of the companies considered in the Hewitt report were not provided to us. Our Compensation Committee considered the Hewitt report in its deliberations and determined to establish 2007 and 2008 base salaries for our NEOs consistent with the 75th percentile of the reported ranges for base salaries and bonuses provided by Hewitt in its review of comparable companies. With respect to compensation for Mr. Leonard C. Purkis, who joined the Company during 2008, the Compensation Committee took into account the compensation studies and compensation recommendations of Heidrick & Struggles, a nationally recognized independent executive search firm hired by the Company. Heidrick & Struggles’ recommendations were based on its general knowledge of our industry, the current market for similar executives in similarly-sized companies, and consideration of inducing Mr. Purkis to join us out of retirement.

Elements of Executive Compensation

The key elements of our executive compensation are as follows:

Element	Character	How Objectives are Met

Base Salary	Short Term	Helps ensure that compensation is commensurate with the role, scope and complexity of each executive’s position relative to other executives and employees.
Bonus	Short to Mid-Term	Varies based on the company’s attainment of annual performance measures and individual objectives that are aligned with the business strategy and shareholders’ interests.
Equity-Based Compensation	Long-Term	Varies based on long-term stock price performance and promotes stockholders’ interests.

Base Salary

Base salary is intended to provide our NEOs with a fixed component of compensation for services performed. We established initial base salaries for each NEO through a review of base salaries paid to NEOs at other comparable companies identified by Hewitt. These initial base salaries are then set forth in an NEO’s employment agreement. Our 2006 base salary review resulted in a determination to establish 2007 and 2008 base salaries for our NEOs, other than Mr. Purkis, consistent with the 75th percentile of the ranges reported by Hewitt. We believed that the 75th percentile was the appropriate level at which we would be able to attract and retain talented individuals. In the case of Mr. Purkis, we relied on the review performed by Heidrick & Struggles, as discussed above. The yearly base salaries are set forth in the Summary Compensation Table, below.

Bonus

At the beginning of 2008, our Compensation Committee approved performance-based cash bonus targets for the NEOs consistent with our compensation policies and objectives. Target bonus amounts for 2008 were set at 50% of base salary for each NEO. The Compensation Committee established a bonus pool, with a threshold amount conditioned upon our 2008 adjusted EBITDA exceeding 90% of a target of $26.0 million. Potential bonuses payable from the pool ranged from 0% to 100% of the target bonus amount upon adjusted EBITDA achievement of 90% to 100%, and from 100% to 200% of the bonus target amount at 100% to 120% of adjusted EBITDA achievement. For purposes of 2008 NEO bonus targets, adjusted EBITDA was defined as earnings before interest, taxes, depreciation and amortization, and without regard to non-controlling interest, net interest, medical malpractice reserves or the effects of physician and employee non-cash stock-based compensation expense.

Once pool funding was established, exact bonus amounts were to be calculated based upon achievement against individual performance objectives, consisting of a financial performance goal of minimum revenue of $117.1 million and, in the case of Dr. Michel and Mr. Jennings certain organizational imperatives. Dr. Michel’s organizational imperatives were directed to patient care. Mr. Jennings’ organizational imperatives were directed to the reliability of our technical infrastructure. The following table illustrates the relative weighting of the revenue goal and organizational imperatives for each NEO:

	Financial	Organizational
Position	Performance Goals	Imperatives

Chief Executive Officer	100%	0%
President and Chief Operating Officer	100%	0%
Medical Director	20%	80%
Chief Financial Officer	100%	0%
Chief Technology Officer	75%	25%

The Compensation Committee retained discretion to adjust bonus targets and payments based upon the occurrence of extraordinary events and other circumstances deemed relevant by the Compensation Committee.

In addition to the 2008 executive bonus target that was approved by the Compensation Committee, Dr. Michel was entitled to quarterly bonus payments pursuant to the terms of his physician agreement with VRP. The amount of these payments were calculated as a percentage of Dr. Michel’s annual base compensation and varies depending on the extent to which Dr. Michel met or exceeded his goal number of radiology interpretations in a given calendar quarter. As with the annual base compensation payable under his physician agreement, Dr. Michel’s bonus payments were designed to encourage and reward increased productivity.

The Company did not meet the minimum adjusted EBITDA target of 90% to fund the bonus pool, and therefore, the NEOs were not entitled to the bonuses that had been approved by the Compensation Committee at the beginning of 2008. Following the end of fiscal year 2008, the Compensation Committee reviewed the Company’s performance relative to the previously approved financial performance goals, and the individual contributions of each NEO. In particular, the Compensation Committee considered the Company’s strong growth in revenue and profitability, significant improvement in key productivity metrics, performance against competitors and individual achievements and contributions. In the case of Mr. Jennings, the Compensation Committee also took into consideration the length of time that had elapsed since the establishment of his base salary, which had not increased since he had joined us. In the case of Mr. Purkis, the Compensation Committee also took into consideration how long it will have been at the end of fiscal year 2009 since Mr. Purkis’ base salary was initially determined. As a result, the Compensation Committee utilized the discretion allowed to it under the previously approved bonus program and, subsequently recommended, and the Board of Directors approved, discretionary bonuses to each of the NEOs for 2008 as follows:

Executive Officer	2008 Bonus

Dr. Sean O. Casey, CEO	$20,000
Robert C. Kill, President & COO	$40,000
Dr. Eduard Michel, Medical Director	$15,000
Leonard C. Purkis, CFO	$35,000
Richard W. Jennings, CTO	$50,000

Equity-Based Compensation

We issue equity-based compensation to our NEOs upon the commencement of their employment with us and periodically as determined by our Compensation Committee. As of December 31, 2008, all equity-based compensation had been granted in the form of stock options. We chose stock options because of the perceived value to the option holder given our position as a high growth company in an emerging market. While we do not require our NEOs to own our stock, we believe that the practice of granting equity awards to NEOs and other highly compensated employees helps to align their interests with those of the stockholders as a whole. In all cases, equity-based awards were recommended and approved by the full Board of Directors. Option awards granted to the NEOs were based on the same factors considered in setting base salaries and have varied in size depending on the fair market value of the options on the date of grant, as well as the position held by the individual receiving the award. Exercise prices for all options granted to NEOs have been established at or above the fair market value of the options on the date of grant. The only NEO to receive a stock option grant in 2008 was Mr. Purkis, in connection with his employment by the Company.

Other Compensation

We provide our executive officers with the same benefits as our other full-time employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) retirement plan. The Compensation Committee periodically reviews the levels of benefits provided to executive officers.

Severance and Change in Control Payments

We have entered into employment agreements with each of our NEOs which provide for certain payments to our NEOs subsequent to, or in connection with, the termination of their employment by us without cause or by the NEOs for good reason or in the event of a change in control of the Company, which we refer to collectively as Termination Benefits. Termination Benefits are primarily in the form of monthly cash payments and continued payments of certain benefits following a termination of employment and the acceleration of the vesting of stock options upon a change in control of the Company. We believe that this type of compensation arrangement is necessary to allow us to be competitive in recruiting and retaining top talent for executive officer positions. Payment and benefit levels are determined based on a variety of factors including the responsibilities held by the individual receiving the Termination Benefits, the criticality of the position held by such individual and current practice in the marketplace regarding such benefits. All employment agreements were approved by our Compensation Committee. We expect that we will continue to offer potential Termination Benefits to our NEOs for the foreseeable future. For a description of the potential Termination Benefits included in the employment agreements to which we are currently a party, see the discussion below titled “Potential Payments Upon Termination or Change in Control.”

Impact of Tax and Accounting Treatment

We do not currently have a policy with respect to Section 162(m) of the Internal Revenue Code. During the year ended December 31, 2008, no compensation was paid to any of the NEOs that was non-deductible as a result of the limitations imposed by Section 162(m).

We adopted the provisions of Statement of Financial Accounting Standards No. 123R, Accounting for Stock Based Compensation, or SFAS No. 123R, on January 1, 2006. Although consideration is always given to the tax and accounting implications of awarded equity grants, we have not granted fewer options or eliminated option grants because of the accounting charges incurred under SFAS No. 123R.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Virtual Radiologic Corporation has reviewed the Compensation Discussion and Analysis contained in this proxy statement and has discussed it with management. Based upon the Compensation Committee’s own review, and the discussions with management, the Compensation Committee has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board of Directors

Nabil N. El-Hage (Chair)
Richard J. Nigon
Kevin H. Roche

Summary Compensation Table

The following table sets forth all compensation earned by each of our NEOs with respect to the years ended December 31, 2008, 2007 and 2006.

						Non-Equity
				Option		Incentive Plan		All Other
Name and Principal Position	Year	Salary		Awards		Compensation		Compensation		Total

Sean O. Casey M.D.	2008	$420,000		$—		$20,000	(4)	$79,705	(5)	$519,705
Chief Executive Officer(1)	2007	$375,123		$648,868	(2)	$180,000		$86,232	(6)	$1,290,223
	2006	$360,000		$29,879	(3)	$198,230		$117,104	(16)	$705,213
Robert C. Kill	2008	$325,000		$—		$40,000	(4)	$6,678	(7)	$371,678
President and Chief Operating Officer(1)	2007	$192,329		$1,047,390	(2)	$48,305		$156,512	(8)	$1,444,536
Leonard C. Purkis	2008	$214,521		$1,264,047	(2)	$35,000	(4)	$2,481	(11)	$1,516,049
Chief Financial Officer(1)
Richard W. Jennings	2008	$300,000		$—		$50,000	(4)	$12,828	(12)	$362,828
Chief Technology Officer(1)	2007	$224,384		$672,692	(2)	$70,377		$6,533	(13)	$973,986
Eduard Michel M.D., Ph.D.	2008	$120,000		$—		$15,000	(4)	$384,966	(14)	$519,966
Medical Director	2007	$120,000		$—		$15,600		$384,788	(15)	$520,388
	2006	$60,000	(17)	$20,402	(3)	$—		$208,220	(18)	$288,622
Mark Marlow	2008	$92,466		$—		$—		$4,087	(9)	$96,553
Former Chief Financial Officer(1)	2007	$229,868		$244,885	(2)	$96,393		$5,547	(10)	$576,693
	2006	$160,280		$4,902	(3)	$198,230		$1,189	(19)	$364,601

(1)	In January, 2009, Dr. Casey resigned as Chief Executive Officer, and Mr. Kill assumed the position of President and Chief Executive Officer. Mr. Kill joined us as our President and Chief Operating Officer in May 2007. In April 2008, Mr. Marlow resigned as our Chief Financial Officer, and Mr. Purkis joined us as our Chief Financial Officer. Mr. Marlow remained employed by us through May, 2008 in a non-executive capacity. In April 2007, Mr. Jennings joined us as our Chief Technology Officer.

(2)	Valuation of option awards based on the grant date fair value of the grants as estimated for purposes of FAS 123R using the Black-Scholes option-pricing model and does not reflect whether the grantee has actually realized a financial benefit from the award. For information regarding the key assumptions used in determining the fair value of options granted, see Note 2 — Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	We did not adopt the provisions of SFAS No. 123R until January 1, 2006. The amounts set forth relate to options granted prior to January 1, 2006 and are based on the value that we would have recognized under SFAS No. 123R assuming use of the modified prospective transition method under SFAS No. 123R, without regard to the method utilized when we adopted SFAS No. 123R, as required by the SEC.

(4)	These amounts represent bonus payments recommended by the Compensation Committee and approved by the Board of Directors in February 2009. See the Compensation Discussion and Analysis for a more detailed discussion of the 2008 bonus program.

(5)	This amount includes the following: (i) $12,464 earned by Dr. Casey in the form of matching contributions under our 401(k) profit sharing plan, (ii) $67,000 in base compensation earned by Dr. Casey pursuant to his physician agreement with VRP, and (iii) $240 in life insurance premiums paid by us for the benefit of Dr. Casey.

(6)	This amount includes the following: (i) $12,241 earned by Dr. Casey in the form of matching contributions under our 401(k) profit sharing plan, (ii) $67,000 in base compensation earned by Dr. Casey pursuant to his physician agreement with VRP, (iii) $6,751 in additional compensation earned by Dr. Casey for providing radiological interpretation services on a limited and backup basis for the year ended December 31, 2007, and (iv) $240 in life insurance premiums paid by us for the benefit of Dr. Casey.

(7)	Includes $6,438 paid to Mr. Kill in the form of matching contributions under our 401(k) profit sharing plan and $240 in life insurance premiums paid by us for the benefit of Mr. Kill.

(8)	Includes $156,392 paid to Mr. Kill in the form of relocation benefits and $120 in life insurance premiums paid by us for the benefit of Mr. Kill.

(9)	Includes $3,985 paid to Mr. Marlow in the form of matching contributions under our 401(k) profit sharing plan and $102 in life insurance premiums paid by us for the benefit of Mr. Marlow.

(10)	Includes $5,337 paid to Mr. Marlow in the form of matching contributions under our 401(k) profit sharing plan and $210 in life insurance premiums paid by us for the benefit of Mr. Marlow.

(11)	Includes $1,385 earned by Mr. Purkis in the form of matching contributions under our 401(k) profit sharing plan and $1,097 in life insurance premiums paid by us for the benefit of Mr. Purkis.

(12)	This amount includes $12,468 earned by Mr. Jennings in the form of matching contributions under our 401(k) profit sharing plan and $360 in life insurance premiums paid by us for the benefit of Mr. Jennings.

(13)	This amount includes $1,385 earned by Mr. Jennings in the form of matching contributions under our 401(k) profit sharing plan, $4,940 in the form of relocation benefits and $208 in life insurance premiums paid by us for the benefit of Mr. Jennings.

(14)	This amount includes the following: (i) $380,000 in additional compensation earned by Dr. Michel for providing radiological interpretation services, pursuant to his physician agreement with VRP, (ii) $4,870 earned by Dr. Michel in the form of matching contributions under our 401(k) profit sharing plan, and (iii) $126 in life insurance premiums paid by us for the benefit of Dr. Michel.

(15)	This amount includes the following: (i) $380,000 in additional compensation earned by Dr. Michel for providing radiological interpretation services, pursuant to his physician agreement with VRP, (ii) $4,662 earned by Dr. Michel in the form of matching contributions under our 401(k) profit sharing plan, and (iii) $126 in life insurance premiums paid by us for the benefit of Dr. Michel.

(16)	This amount includes the following: (i) $67,000 in base compensation earned by Dr. Casey pursuant to his physician agreement with VRP, (ii) $49,908 in additional compensation earned by Dr. Casey for providing radiological interpretation services on a limited and backup basis for the year ended December 31, 2006, and (iii) $196 earned by Dr. Casey in the form of matching contributions under our 401(k) profit sharing plan.

(17)	Represents the pro rata portion of Dr. Michel’s base salary payable pursuant to his employment agreement with VRC for his services as our Medical Director from July 1, 2006 through December 31, 2006.

(18)	This amount includes $12,001 paid to Dr. Michel for his assistance in customer sales efforts, physician recruiting efforts and quality assurance activities performed for VRP from April 1, 2006 through July 1, 2006, and $196,219 in base compensation earned by Dr. Michel in the year ended December 31, 2006, pursuant to his physician agreement with VRP.

(19)	Includes $1,189 earned by Mr. Marlow in the form of matching contributions under our 401(k) profit sharing plan.

Grants of Plan-Based Awards

The following table sets forth grants made to our NEOs under both equity and non-equity incentive plans during the 2008 fiscal year.

							All Other
							Option
							Awards:	Exercise	Grant
							Number of	or Base	Date Fair
		Estimated Future Payouts Under					Securities	Price of	Value of
	Grant	Non-Equity Incentive Plan Awards(1)					Underlying	Option	Option
Name	Date(2)	Threshold	Target		Maximum		Options (#)	Awards	Awards(3)

Sean O. Casey, M.D.		—	$210,000		$420,000		—	—	—
Robert C. Kill		—	$162,500		$325,000		—	—	—
Leonard C. Purkis	4/14/08	—	$106,250	(4)	$212,500	(4)	160,000	$16.54	$1,264,047
Mark Marlow		—	$125,000		$250,000		—	—	—
Richard W. Jennings			$150,000		$300,000		—	—	—
Eduard Michel, M.D., Ph.D.		—	$60,000		$120,000		—	—	—

(1)	Amounts disclosed in this column represent the target amounts of cash bonuses that were payable to our NEOs under our 2008 bonus program. Target bonuses were based upon each executive officer’s employment agreement, and were each set at 50%. Bonus targets were further subject to adjustment based upon our 2008 adjusted EBITDA. Additional information regarding our 2008 bonus program is included above in “Compensation Discussion and Analysis — Elements of Executive Compensation — Bonus.” Bonuses under the 2008 bonus program were paid in February 2009 following approval of the Board of Directors.

(2)	Stock options are granted under our Plan, and vest ratably over four years from the date of grant (other than Dr. Michel’s stock option, which vests ratably over three years).

(3)	Valuation of option awards based on the grant date fair value of the grants as estimated for purposes of FAS 123R using the Black-Scholes option-pricing model and does not reflect whether the grantee has actually realized a financial benefit from the award. For information regarding the key assumptions used in determining the fair value of options granted, see Note 2 — Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the year ended December 31, 2008.

(4)	Mr. Purkis’ target and maximum bonus amounts were prorated based upon the date his employment with us commenced in 2008.

Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables

Employment Agreement with Sean Casey, M.D.

We entered into an employment agreement with Dr. Casey effective as of October 1, 2007, pursuant to which Dr. Casey served as our Chief Executive Officer. This agreement governed the term of Dr. Casey’s employment with us as Chief Executive Officer until his resignation on January 26, 2009 and concurrent termination of his employment agreement. Under the employment agreement, Dr. Casey was entitled to an annual base salary of $420,000, which could be increased at our discretion, and an annual bonus of up to 50% of his base salary, or such greater percentage as may be provided in an annual bonus plan approved by our Board of Directors. Finally, in addition to Dr. Casey’s participation in our benefit plans, Dr. Casey was entitled to request that we pay half the cost of purchasing both (i) disability insurance for Dr. Casey, which insures continuing compensation at a rate of one-half of his base salary for the duration of any long-term disability, and (ii) a $1 million life insurance policy, which would be payable to Dr. Casey’s designated beneficiary in the event of his death during the term of the agreement. In connection with his resignation, Dr. Casey entered into a Transition Agreement with us, which modified certain prospective terms of his former employment agreement, and called for certain payments in satisfaction of certain terms of the former employment agreement. The Transition Agreement provides, among other things, that Dr. Casey be paid a total of $20,000 in lieu of any other bonuses Dr. Casey may have been entitled to, either under his employment agreement or the 2008 bonus program. This payment was made to Dr. Casey at the same time all other executive bonuses were paid.

Physician Agreement with Sean Casey, M.D.

Virtual Radiologic Professionals, LLC, or VRP, entered into an amended and restated physician agreement with Dr. Casey effective as of September 13, 2007, pursuant to which Dr. Casey served as the President and principal executive officer of VRP and provided radiology interpretation and consultation services at VRP’s request. The physician agreement terminated effective as of Dr. Casey’s resignation as our Chief Executive Officer. Under the agreement, Dr. Casey was entitled to $67,000 of base compensation, an additional amount of up to $10,000 per year for radiologic interpretations performed, and reimbursement of up to $250 per month for expenses incurred by him in connection with his provision of services under the agreement. This agreement provided, and the Transition Agreement confirmed, that VRP must maintain medical malpractice insurance for the benefit of Dr. Casey, which covers conduct that occurs as a result of radiological services rendered during the term of the agreement, with minimum coverage of $1 million per claim and $3 million in the aggregate annually. This policy covers Dr. Casey during the term of the agreement and for a period of at least seven years after termination of the agreement.

Employment Agreement with Eduard Michel, M.D.

Our employment agreement with Dr. Eduard Michel, our Medical Director, has been in effect since July 1, 2006 and has an initial term that will expire July 1, 2009 unless earlier extended by mutual agreement of the parties or earlier terminated as provided in the agreement. Pursuant to the agreement, Dr. Michel is entitled to an annual base salary of $120,000, which can be adjusted after giving regard to the level of Dr. Michel’s required duties under the agreement. In the event of a change in control (as defined in the agreement), Dr. Michel’s employment agreement provides that Dr. Michel will remain employed by us until the later of (i) the date which is 24 months after the effective date of the agreement or (ii) the date that is 12 months following the change in control. Additionally, Dr. Michel is entitled to an annual performance-based bonus of up to 50% of his annual salary or such greater percentage as may be provided in an annual bonus plan approved by our Board of Directors.

Physician Agreement with Eduard Michel, M.D.

VRP is party to a physician agreement with Dr. Michel effective as of April 12, 2006, pursuant to which Dr. Michel provides radiology interpretation and consultation services. The initial term of the agreement expired on April 12, 2008 but has automatically continued for an additional one-year term and will annually renew thereafter unless earlier terminated by either party upon 90 days’ prior written notice to the other (if the termination is without “cause,” as defined in the agreement) or upon 30 days’ prior written notice to the other (if the termination is for “cause”).

Pursuant to the agreement, Dr. Michel is eligible to receive base compensation as well as quarterly bonus payments. The amount of Dr. Michel’s base and bonus compensation depends on the number of hours that Dr. Michel elects to work as well as the number of radiology interpretations completed by Dr. Michel in a given calendar year.

The amount of annual base compensation to which Dr. Michel is entitled is calculated on a scale. Pursuant to the terms of the agreement, Dr. Michel has elected to work 2,200 hours per year and if he completes 4,125 radiology interpretations each calendar quarter, he is entitled to annual base compensation equal to $380,000. However, depending on the number of radiology interpretations actually completed by Dr. Michel in a calendar quarter, his base compensation can be adjusted downward to $340,000 or upward to a maximum of $500,000 in the event that, on average, Dr. Michel completes more than 4,125 radiology interpretations in each calendar quarter during a six-month period. In addition, for each additional 125 interpretations performed by Dr. Michel during a calendar quarter that exceeds 4,125 interpretations, Dr. Michel will be entitled to receive a quarterly bonus payment equal to 2% of one-quarter of his annual base compensation, which will be paid to Dr. Michel within 15 days following the last day of each calendar quarter. The purpose of structuring Dr. Michel’s compensation in this manner was to both incentivize and reward increased productivity, as well as to encourage Dr. Michel to contribute to the growth and success of VRP.

Employment Agreements with Certain Other Executive Officers

In May 2007, we entered into an employment agreement with Robert C. Kill, who was employed as our President and Chief Operating Officer until January 26, 2009, when he became our President and Chief Executive Officer. Prior to its amendment on January 26, 2009 to reflect his new position and related compensation terms, Mr. Kill’s employment agreement provided that he receive an annual base salary of $325,000 during the initial term of the agreement, and the salary may thereafter be increased at the discretion of the Compensation Committee. Mr. Kill’s employment agreement also provided, prior to its amendment, for an annual performance-based bonus in an amount of up to 50% of his base salary, or such greater percentage as may be provided in an annual bonus plan approved by our Board of Directors. In addition, Mr. Kill’s employment agreement provided that we pay certain of Mr. Kill’s travel expenses and a relocation allowance of $120,000. Mr. Kill’s employment agreement has an initial term of three years, expiring on May 29, 2010, with the initial term subject to automatic renewal for successive one-year terms unless earlier terminated by either party upon written notice provided 30 days prior to the expiration of the then-current term.

On April 1, 2007, we entered into an employment agreement with Mark Marlow, our former Chief Financial Officer, which terminated effective as of April 14, 2008. Pursuant to Mr. Marlow’s former employment agreement, Mr. Marlow was entitled to an annual base salary of $250,000 during the initial term of the agreement, and the salary thereafter could be increased at the discretion of the Compensation Committee. The former employment agreement provided that Mr. Marlow receive an annual performance-based bonus in an amount of up to 50% of his base salary, or such greater percentage as may be provided in an annual bonus plan approved by our Board of Directors.

In April 2008, we entered into an employment agreement with Leonard C. Purkis, our current Chief Financial Officer. The employment agreement with Mr. Purkis has an initial term of three years, and automatically renews for additional one-year terms unless earlier terminated by either party upon written notice provided 30 days prior to the expiration of the then-current term. Mr. Purkis’ annual base salary under the employment agreement is $300,000, which may be adjusted upwards from time to time at the discretion of the Compensation Committee. Mr. Purkis’ employment agreement further provides that Mr. Purkis may receive an annual bonus of up to 50% of base salary, based upon financial criteria to be determined from time to time by the Compensation Committee.

We entered into an employment agreement with Richard W. Jennings in April 2007. Mr. Jennings’ employment agreement provides that he receive an annual base salary of $300,000 during the initial term of the agreement, which salary may thereafter be increased at the discretion of the Compensation Committee. Mr. Jennings’ employment agreement also provides for an annual performance-based bonus in an amount of up to 50% of Mr. Jennings’ base salary, or such greater percentage as may be provided in an annual bonus plan approved by our Board of Directors. In addition, Mr. Jennings’ employment agreement provides that we pay certain of Mr. Jennings’ travel expenses and provide him with a relocation allowance of $50,000. Mr. Jennings’ employment agreement has an initial term of three years, expiring on April 2, 2010, with the initial term subject to automatic renewal for successive one-year terms unless earlier terminated by either party upon written notice provided 30 days prior to the expiration of the then-current term.

Option Grants

The option grant to Leonard C. Purkis described in the Grants of Plan-Based Awards table was made pursuant to his employment agreement. This option vests ratably over four years and becomes immediately vested and exercisable upon a change in control, as defined in his employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The table below reflects all outstanding equity awards made to each of the NEOs that are outstanding at December 31, 2008.

			Number of	Number of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised
			Options —	Options —	Option	Option
Name	Grant Date		Exercisable	Unexercisable	Exercise Price	Expiration Date

Sean O. Casey, M.D.	11/14/07	(1)	25,000	75,000	$17.00	11/14/2014
Robert C. Kill	5/29/07	(2)	50,000	150,000	$12.00	4/30/2017
	11/14/07	(1)	6,250	18,750	$17.00	11/14/2014
Leonard C. Purkis	4/14/08	(3)		160,000	$16.54	4/14/2018
Richard W. Jennings	4/12/07	(4)	32,500	97,500	$12.00	3/31/2017
	11/14/07	(1)	3,750	11,250	$17.00	11/14/2014
Eduard Michel, M.D., Ph.D.	7/1/06	(5)	8,333	8,334	$12.00	4/18/2013

(1)	This award vests ratably in four annual installments on each of the first four anniversaries of the date of grant.

(2)	This award vests ratably in four annual installments on May 31 of each of 2008, 2009, 2010, and 2011.

(3)	This award vests ratable in four annual installments on each of the first four anniversaries of the date of grant.

(4)	This award vests ratably in four annual installments on March 31 of each of 2008, 2009, 2010, and 2011.

(5)	This award vests ratably in three annual installments on July 1 of each of 2007, 2008, and 2009.

Option Exercises

The table below includes information related to options exercised by each of the NEOs during the year ended December 31, 2008. The table also includes the value realized for such options, which is equal to the difference between the market price of the underlying shares at exercise and the exercise price of the options.

	Number of Shares	Value Realized
Name	Acquired on Exercise	on Exercise

Sean O. Casey, M.D.	—	$—
Robert C. Kill	—	$—
Leonard C. Purkis	—	$—
Mark Marlow	139,707	$2,470,020
Richard W. Jennings	—	$—
Eduard Michel, M.D., Ph.D.	—	$—

Potential Payments Upon Termination or Change in Control

Transition Agreement with Sean Casey, M.D.

Under our Transition Agreement with Sean Casey, M.D., our former Chairman and Chief Executive Officer, Dr. Casey was to serve as the non-executive Chairman of the Board for a period of one year following the date of the Transition Agreement, which term was to renew for additional one year periods. If Dr. Casey’s service as Chairman of the Board was terminated due to (i) the Company’s failure to nominate him for re-election to the Board of Directors; (ii) removal of the Chairman title by the Board of Directors without cause (as defined in the Transition Agreement); or (iii) the parties’ failure to agree to renew the term as described above, Dr. Casey is entitled to a severance payment of $420,000, payable in monthly installments over a period of 12 months following the termination. Dr. Casey would also be entitled to a minimum of $10,036 and a maximum of $20,073 in the form of continued benefits. Dr. Casey is also subject to non-compete and non-solicitation obligations during his service as Chairman and for certain periods thereafter. As discussed above, the Board of Directors determined to end Dr. Casey’s service as Chairman effective as of April 1, 2009.

Employment and Physician Agreement with our Medical Director

Pursuant to the terms of Dr. Michel’s agreement, in the event of a change in control (as defined in the agreement) Dr. Michel will remain employed by us until the later of (i) the date which is 24 months after the effective date of the agreement or (ii) the date that is 12 months following the change in control. In the event that Dr. Michel’s employment is terminated (i) upon the expiration of the term of employment (or any extension thereto) or (ii) by Dr. Michel for cause (as defined in his employment agreement), and if he complies with the restrictive covenants contained in his agreement, Dr. Michel will be entitled to continue to receive his base salary and benefits for a period of 12 months following such termination. Following a change in control and provided that Dr. Michel complies with the terms of his restrictive covenants, if Dr. Michel’s employment is terminated by us within 24 months of the effective date of his agreement or during the 12 months following the change in control, he will be entitled to severance in an amount equal to between 12 and 18 months’ base salary, payable over the 24 months following such termination, and all of his stock options will vest and become exercisable. During the term and for 24 months thereafter, Dr. Michel is prohibited from engaging in any business that is competitive with any line of business which we have entered or internally announced that we will enter. In addition, Dr. Michel is prohibited from soliciting our customers and employees during the term of the agreement and for 24 months thereafter.

Assuming that a severance event had occurred on December 31, 2008, Dr. Michel would be entitled to receive (i) a minimum of $120,000 and a maximum of $180,000 of cash compensation in the form of continued base salary, which amount depends on the length of the severance period and (ii) $12,391 in the form of continued benefits.

Assuming a change in control occurred on December 31, 2008, the value of the acceleration of the vesting of Dr. Michel’s options would be zero. This value was calculated assuming the options became vested immediately upon occurrence of the change in control event and that Dr. Michel continued to be employed with the Company after the date of such change in control. If, in connection with such change in control, Dr. Michel’s employment was terminated by us without cause or by the executive for good reason, the value of the acceleration of the vesting of Dr. Michel’s options would be $61,205. This value was calculated assuming the options became vested immediately upon occurrence of the change in control event.

VRP is party to a physician agreement with Dr. Michel effective as of April 12, 2006, pursuant to which Dr. Michel provides radiology interpretation and consultation services. The physician agreement does not provide for any severance payments but does provide that VRP is required to maintain medical malpractice insurance for the benefit of Dr. Michel during the term of the agreement and for at least seven years thereafter. The value of maintaining this policy for the seven year period is minimal.

In addition, the agreement subjects Dr. Michel to confidentiality and non-interference obligations during the term of the agreement and for two years thereafter. Dr. Michel is also subject to general non-solicitation obligations during the term of the agreement and for one year thereafter, and is prohibited from participating in any business that provides radiology services to patients of VRP during the term of the agreement and for two years thereafter.

Employment Agreements with Other Executive Officers

Pursuant to the terms of the employment agreements that we entered into with Mr. Kill in May, 2007, Mr. Jennings in April, 2007, and Mr. Purkis in April, 2008 and that are currently in effect as amended, in the event that Messrs. Kill, Jennings and/or Purkis’s employment is terminated by the executive for good reason or by us without cause (as each is defined in the agreement) the executive will be entitled to the following severance benefits: (i) a pro rata portion of the annual bonus amount for the year in which termination occurs (at the time that annual bonuses are paid to other senior executives), (ii) continuation of base salary for 12 months, and (iii) continuation of benefits for 12 months. Messrs. Kill, Jennings and Purkis must use reasonable efforts to find new employment in the event of such termination, and in the event that the applicable executive secures new employment, our obligation to make severance payments will be reduced by the amount of compensation received by the executive in their new position and, when they are eligible for health benefits from a successor employer, our obligation to provide continued health benefits will cease. The employment agreements with each of Messrs. Kill, Jennings and Purkis additionally provide that all equity awards granted to such individuals will vest immediately upon a change of control, as defined therein.

Messrs. Kill, Jennings and Purkis are all subject to non-compete and non-solicit obligations during the term of the employment and for two years thereafter pursuant to the terms of their employment agreement.

Assuming that a termination without cause or for good reason, had occurred on December 31, 2008, Messrs. Kill, Jennings and Purkis would be entitled to receive cash compensation totaling $325,000, $300,000 and $300,000 respectively, and continued benefits equaling $12,847, $10,172, and $1,068 respectively.

Assuming a change in control occurred on December 31, 2008, the value of the acceleration of the vesting of Messrs. Kill, Jennings and Purkis’ options would be zero, because the fair market value of our common stock as of such date was less than the exercise price of the options held by each individual on such date.

Director Compensation

The following table sets forth all compensation earned by each of our non-employee directors during the year ended December 31, 2008.

Name(1)	Fees Earned(2)	Option Awards(3)	Total

Nabil N. El-Hage	$71,681	$0	$71,681
Richard J. Nigon	$66,479	$0	$66,479
Andrew P. Hertzmark	$61,632	$0	$61,632
Mark E. Jennings	$48,271	$0	$48,271
David L. Schlotterbeck	$26,694	$178,221	$204,915
Brian F. Sullivan	$17,861	$187,286	$205,147
Kevin H. Roche	$7,951	$110,741	$118,692

(1)	Dr. Casey and Dr. Michel are not included in this table because they were employees of the Company during 2008 and thus received no compensation for their services as directors. The compensation they received as employees is shown in the Summary Compensation Table.

(2)	Reflects prorated annual fees paid to each member of the Board of Directors to the extent they did not serve on the Board of Directors for the entire year, and prorated annual fees to each committee member to the extent they did not serve on such committee for the entire year.

(3)	Valuation of option awards based on the grant date fair value of the grants as estimated for purposes of FAS 123R using the Black-Scholes option-pricing model and does not reflect whether the grantee has actually realized a financial benefit from the award. For information regarding the key assumptions used in determining the fair value of options granted, see Note 2 — Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the year ended December 31, 2008.

Narrative Disclosure to the Director Compensation Table

We currently pay our non-employee directors, other than Dr. Casey, an annual fee of $35,000 and, upon their initial appointment to the Board of Directors, each such director received a non-incentive option grant to purchase 30,000 shares of our common stock, which will vest evenly over a three year period from the date of grant. Each non-employee member of our Board of Directors, other than Dr. Casey, is also paid a fee of $1,000 for each board and committee meeting that they attend. The chairman of the Audit Committee is paid an additional annual fee of $10,000 and each member of the Audit Committee, other than the chairman, is paid an annual fee of $5,000. The chairman of the Compensation Committee is paid an additional annual fee of $7,500 and each member of the Compensation Committee, other than the chairman, is paid an additional annual fee of $3,750. The chairman of our Nominating and Corporate Governance Committee is paid an annual fee of $2,500. As an employee of the Company, Dr. Michel does not receive separate compensation for his service on the Board of Directors. We reimburse all members of our Board of Directors for out-of-pocket expenses incurred by them in connection with attending meetings, including coach-class air travel.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

In this proxy statement, Virtual Radiologic Corporation is sometimes referred to as “VRC.” Virtual Radiologic Professionals of California, P.A., Virtual Radiologic Professionals of Illinois, S.C., Virtual Radiologic Professionals of Michigan, P.C., Virtual Radiologic Professionals of Minnesota, P.A., Virtual Radiologic Professionals of New York, P.A. and Virtual Radiologic Professionals of Texas, P.A. are collectively referred to as the “Professional Corporations.” VRP and the Professional Corporations are collectively referred to as the “Affiliated Medical Practices.”

Director Independence

Our Board of Directors reviews at least annually the independence of each director. During these reviews, our Board of Directors considers transactions and relationships between each director (and his immediate family and affiliates) and the Company and our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent. This review is based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our Company and our management.

Our Board of Directors has determined that Richard J. Nigon, Nabil N. El-Hage, David L. Schlotterbeck, Brian F. Sullivan and Kevin H. Roche are independent as such term is defined under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Global Market. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is entirely comprised of independent directors.

Related Person Relationships and Transactions

Our Board of Directors recognizes that related person transactions can present potential or actual conflicts of interest, and may appear to be motivated by interests other than the best interests of the Company and its stockholders. Notwithstanding these considerations, our Board of Directors recognizes that there are situations where such transactions may be in the best interests of our Company and our stockholders. Accordingly, the Board of Directors has adopted a written policy, whereby the Audit Committee is given the authority to review, approve and ratify related person transactions prior to the effectiveness or consummation of the transaction. If it is not practicable for the Audit Committee to review and approve a related person transaction prior to its effectiveness, the Audit Committee may do so at its next meeting. If a related person transaction arises in between Audit Committee meetings, either our General Counsel or our Chief Financial Officer may approve the transaction, subject to the approval and ratification of the Audit Committee at its next meeting. In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature is to be annually reviewed by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding such transaction are made.

Under our policy, a related person transaction is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which the Company was or is to be a participant, and a related person had or will have a direct or indirect material interest. Related person transactions specifically include purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness, and employment by the Company of a related person. The Board of Directors has determined that interests arising only from (a) the related person’s position as a director of another corporation or organization that is a party to the transaction, and / or (b) from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction.

A related person transaction is considered approved or ratified under our policy if it is authorized by the Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Committee shall review all Related Person Transactions, regardless of amount, and consider (i) the related person’s relationship to the

Company and interest in the transaction (as an approximate dollar value, without regard to profit or loss); (ii) the approximate total dollar value involved in the related person transaction; (iii) whether the transaction was undertaken in the ordinary course of business of the Company; (iv) whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (v) the terms on which the related person offers the products or services involved in the transaction to unrelated parties; (vi) the purpose of, and the potential benefits to the Company of, the transaction; (vii) whether disclosure of the related person transaction is required under Item 404(a) of Regulation S-K; and (viii) any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee will review all relevant information available to it about each related person transaction. The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with approval of each related person transaction. The Audit Committee has reviewed and approved each of the transactions described below.

Management, License and Service Agreements

The Company provides radiologic interpretations, or reads, via teleradiology for emergency and routine care coverage to radiology practices, hospitals, clinics and diagnostic imaging centers primarily located within the United States. VRP is an affiliated physician-owned medical practice that enters into physician contracts with radiologists to provide professional services in order to fulfill customer contracts held by the Company and the Professional Corporations. The Professional Corporations hold customer contracts in certain states in order to facilitate compliance with various states’ corporate practice of medicine laws.

As of December 31, 2008, VRP was owned by four individuals, including Dr. Casey (as a majority owner and managing member) and Dr. Michel, and each of the Professional Corporations was owned and controlled solely by Dr. Casey. Effective February 10, 2009, VRP and each of the Professional Corporations became wholly owned and controlled by Dr. Michel.

Pursuant to a professional and management services agreement and license between the Company and VRP, the Company provides all of the management services necessary for the operations of VRP and licenses the Company’s technology infrastructure to VRP for use by our affiliated radiologists. VRP provides physician services to fulfill the Company’s customer contracts. The Company pays VRP a service fee which is intended to cover the cost of physician compensation paid to its radiologists and a portion of the costs of malpractice insurance. The fee rate is established by agreement between the Company and VRP with consideration for the fair market value of VRP’s use of the Company’s systems, technology infrastructure and management services.

Pursuant to management services agreements between the Company and each of the Professional Corporations, the Company provides all of the management services necessary for the operations of each of the Professional Corporations and licenses the Company’s technology infrastructure to each of the Professional Corporations. In consideration of these services, each of the Professional Corporations pays the Company a management and license fee.

In addition, each of the Professional Corporations has contracted with VRP for the provision of physician services to fulfill customer contracts held by the Professional Corporation and pays VRP a fee which is established annually by the Company and the Professional Corporations and is intended to cover the cost of physician compensation paid to our affiliated radiologists and a portion of the costs of malpractice insurance.

If, on an annual basis, the aggregate fees received by VRP under the agreements with the Company and the Professional Corporations exceed the costs incurred by VRP in providing the services to the Company and the Professional Corporations, VRP would recognize a profit that would inure to its equity holders and not to the Company. Similarly, should the cost of providing the services exceed the aggregate of fees received by VRP, VRP will incur a loss, not to exceed the amount of its equity, that will also inure to the equity holders and not to the Company. Likewise, should the aggregate of the amounts paid by a Professional Corporation to the Company and VRP be less than the revenue received from customer contracts held by that Professional Corporation, the resulting profit will inure to the benefit of the equity holders and not to the Company, as will any loss, not to exceed the amount of its equity, in case the amounts paid exceed revenues received. The Company and its Affiliated Medical Practices annually review and renegotiate fees payable under these agreements in light of the prior year’s results and expected results for the current year.

In January 2008, the agreements among the Company and the Affiliated Medical Practices were amended to modify the management fees paid to the Company by the Affiliated Medical Practices, and to modify the professional service fees paid by the Company and the Professional Corporations to VRP. These amendments resulted from changes in the overall amount and manner of compensation paid to VRP’s affiliated radiologists, an increased number of affiliated radiologists providing reads, and decreases in the aggregate cost per study of the medical malpractice insurance carried by the Company on behalf of the Affiliated Medical Practices pursuant to the management agreements, VRP and the practices. The amendments also changed the method of calculating future management and professional service fees from a price-per-study method to a percentage of billing method.

For fiscal 2008, the revenue and expense recognized by the Company and each of the Affiliated Medical Practices in connection with these agreements are set forth below.

Year Ended
December 31,
2008
(In thousands)

VRP professional services revenue from the Company	$23,243
Company professional services expense to VRP	23,243
VRP professional services revenue from the Professional Corporations	24,250
Professional Corporations professional services expense to VRP	24,250
Company management fee revenue from the Professional Corporations	24,007
Professional Corporations management fee expense to the Company	24,007

Investor Rights Agreement

We are a party to an investor rights agreement with Generation Partners, who previously held shares of our Series A Preferred Stock, which shares of Series A Preferred Stock were converted into shares of our common stock upon the completion of our initial public offering in November 2007. Under the terms of the investor rights agreement, we have, among other things, agreed to effect up to two registered offerings upon request from the holders of at least 50% of the registrable stock then outstanding; agreed to effect up to one registered offering on Form S-3 per six-month period upon request from the holders of at least 50% of the registrable stock; and granted incidental or “piggyback” registration rights with respect to any registrable securities held by any party to the investor rights agreement.

Our obligation to effect any demand for registration by Generation Partners is subject to certain conditions, including that the registrable securities to be included in any such registration have an anticipated aggregate offering price in excess of $2.5 million in the case of any demand for registration on Form S-1 and $500,000 in the case of any demand for registration on Form S-3. In connection with any registration effected pursuant to the terms of the investor rights agreement, we will be required to pay for all of the fees and expenses incurred in connection with such registration, including registration fees, filing fees and printing expenses as well as expenses relating to the marketing and promotional efforts for the offering as requested by the managing underwriter. However, the underwriting discounts and commissions payable in respect of registrable securities will not be borne by us. We have also agreed to indemnify stockholders, including the holders of registrable securities, in any registration effected pursuant to the terms of the investor rights agreement and certain other persons associated with any such registration, in each case on the terms specified in the investor rights agreement and which include an indemnity against certain liabilities under the Securities Act of 1933, as amended. Under the terms of the investor rights agreement, we may, subject to certain conditions, restrict the sale or distribution of our common stock by our stockholders for a period of up to

180 days following effectiveness of the registration statement. In addition, for 180 days after the effective date of any underwritten registration requested by the holders, we are prohibited from causing any other underwritten registration of our securities. Substantially all of the other operative provisions of the investor rights agreement terminated upon the completion of our initial public offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information regarding the beneficial ownership of our common stock as of April 6, 2009 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of our common stock;

•	each member of our Board of Directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules include shares of common stock issuable pursuant to the exercise of stock options or warrants or conversion of convertible notes that are either immediately exercisable or convertible or exercisable or convertible within 60 days of April 6, 2009. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and dispositive authority with respect to all shares shown as beneficially owned by them.

The number of shares owned and percentage of ownership in the following table is based on 15,951,693 shares of common stock outstanding on April 6, 2009.

Except as otherwise indicated below, the address for each stockholder listed below is c/o Virtual Radiologic Corporation, 11995 Singletree Lane, Suite 500, Eden Prairie, Minnesota 55344.

	Number of
	Shares	Percent of
	Beneficially	Outstanding
Name and Address of Beneficial Owner	Owned	Shares

5% Stockholders:(1) Generation Funds(2) One Greenwich Office Park Greenwich, CT 06831	4,130,700	25.9%
Directors and Executive Officers:
Sean O. Casey, M.D.(3)	4,416,271	27.7%
Robert C. Kill(4)	154,100	1.0%
Leonard C. Purkis(5)	62,000	*
Richard W. Jennings(6)	83,750	*
Eduard Michel, M.D., Ph.D(7)	1,040,025	6.5%
Nabil N. El-Hage(8)	20,625	*
Andrew P. Hertzmark(9)	4,150,700	26.0%
Mark E. Jennings(9)	4,150,700	26.0%
Richard J. Nigon(8)	20,625	*
David L. Schlotterbeck(8)	10,000	*
Brian F. Sullivan	—	*
Kevin H. Roche	—	*
All directors and executive officers as a group (12 persons)(10)	9,978,096	62.6%

*	Less than one percent

(1)	Dr. Casey and Dr. Michel are also holders of greater than five percent of our outstanding shares of common stock.

(2)	Amounts shown reflect the aggregate number of shares of our common stock held by Generation Capital Partners II LP; Generation Capital Partners VRC LP and Generation Members’ Fund II LP; which hold 2,708,686; 1,156,914 and 265,100 shares of common stock respectively. These entities are collectively referred to as the Generation Funds. Generation Partners II LLC is the general partner of Generation Capital Partners II LP and Generation Members’ Fund II LP. Generation Partners VRC LLC is the general partner of Generation Capital Partners VRC LP. Mark E. Jennings is a Managing Partner of Generation Partners and Andrew P. Hertzmark is a Partner of Generation Partners. Messrs. Jennings and Hertzmark may be deemed to be the beneficial owners of any securities that may be deemed to be owned by the Generation Funds. Messrs. Jennings and Hertzmark disclaim beneficial ownership of such securities except to the extent of any indirect pecuniary interest therein.

(3)	Includes options exercisable for 100,000 shares of common stock within 60 days of April 6, 2009, 200,000, 200,000 and 145,409 shares that are held by three grantor retained annuity trusts for the benefit of Dr. Casey’s children, and 123,806 shares that are held by an irrevocable trust for the benefit of Dr. Casey’s children.

(4)	Includes options exercisable for 106,250 shares of common stock within 60 days of April 6, 2009, and 40,000 shares subject to transferability restrictions and potential forfeiture under the terms of a restricted stock grant.

(5)	Includes options exercisable for 40,000 shares of common stock within 60 days of April 6, 2009 and 15,000 shares subject to transferability restrictions and potential forfeiture under the terms of a restricted stock grant.

(6)	Includes options exercisable for 68,750 shares of common stock within 60 days of April 6, 2009 and 15,000 shares subject to transferability restrictions and potential forfeiture under the terms of a restricted stock grant.

(7)	Includes options exercisable for 8,334 shares of common stock within 60 days of April 6, 2009, and 100,000 shares that are held by a grantor retained annuity trust for the benefit of Dr. Michel’s children.

(8)	Includes options exercisable for 10,000 shares of common stock within 60 days of April 6, 2009.

(9)	Includes options exercisable for 10,000 shares of common stock exercisable within 60 days of April 6, 2009, and 4,130,700 shares of common stock beneficially owned by the Generation Funds. All shares, other than the options indicated as beneficially owned by Messrs. Hertzmark and Mark Jennings, are included because of each of Messrs. Hertzmark and Jennings affiliation with Generation Partners. Messrs. Hertzmark and Mark Jennings disclaim beneficial ownership of all shares that may be deemed to be beneficially owned by the Generation Funds, except to the extent of any pecuniary interest therein.

(10)	Includes options exercisable for 411,250 shares of common stock within 60 days of April 6, 2009, and 70,000 shares subject to transferability restrictions and potential forfeiture under the terms of restricted stock grants. Also includes the 4,130,700 shares of common stock beneficially owned by the Generation Funds, as to which Messrs. Hertzmark and Mark Jennings disclaim beneficial ownership.

PROPOSAL 2 — APPROVING AN AMENDMENT TO OUR EQUITY INCENTIVE PLAN

On February 3, 2009, our Board of Directors approved, subject to stockholder approval, an amendment to the Virtual Radiologic Corporation Equity Incentive Plan, referred to as the “Plan,” to increase the number of shares authorized for grant under the Plan by 500,000 shares, from 5,475,000 shares to 5,975,000 shares. As of April 6, 2009, there were 5,458,174 shares that had been issued or which were subject to outstanding awards under the Plan, and there remained 16,826 shares available for grant under the Plan. We are asking our stockholders to approve the amendment to the Plan, as our Board of Directors and management believe that stock-based awards under the Plan are instrumental in attracting, motivating and retaining key employees and independent contractor radiologists. Approval of the proposed amendment to increase the number of authorized shares under the Plan will provide additional shares to enable the Board of Directors and management to achieve the objectives of the Plan to promote incentives to such individuals, and will link their interests to our long-term financial success and growth in stockholder value. The essential features of the Plan, which we are seeking approval to amend, are as described below, although the description is qualified by its entirety by reference to the full text of the Plan, a copy of which has been filed with the SEC as an appendix to this proxy statement, and can be viewed at www.sec.gov. The affirmative vote of the holders of a majority of outstanding shares entitled to vote and present at the Annual Meeting is necessary to approve the amendment to the Plan.

Description of the Plan

General

The Board of Directors has appointed the Compensation Committee to administer the Plan. As a result, the Compensation Committee has authority to select Plan participants, grant awards under the Plan, and determine the terms and conditions for all awards made under the Plan. Awards may be granted to any of our officers, employees or contractors, provided that only our employees or employees of our subsidiaries are eligible for grants of incentive stock options. Independent physician contractors of VRP and non-employee members of our Board of Directors are also eligible to receive awards under the Plan. The Plan allows for the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock awards and stock purchase awards. As of April 6, 2009, we had approximately 230 employees eligible to participate in the Plan, of which five were executive officers. We also had 140 independent contractor physicians and seven outside directors eligible to participate in the Plan. The closing price of our stock on the Nasdaq Global Market on April 6, 2009 was $6.62 per share.

Shares Subject to the Plan

The Plan currently has a total of 5,475,000 shares of our common stock available for grant. Upon stockholder approval of the amendment to the Plan, the total number of shares authorized for grant would increase to 5,975,000. In the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or dividends payable in our stock, the number of shares issuable under the Plan is subject to appropriate adjustment.

Stock Options

Stock options awarded under the Plan may be either “incentive” stock options or “non-qualified” stock options under the Internal Revenue Code of 1986, as amended, or the “Code.” Stock options allow the option holder to purchase shares of our stock for a set per-share exercise price established on the date of grant. The exercise price of each stock option is determined by the Compensation Committee on the date of grant, and may not be less than the fair market value of our common stock on the date the option is granted, except for those who own more than 10% of the total voting power of our capital stock, who must be granted stock options with an exercise price of at least 110% of the fair market value of our stock. The Compensation Committee sets the terms and vesting provisions of stock options, provided that no option may have a term of greater than 10 years, and that options granted to holders of more than 10% of the total voting power of our capital stock must have a term of no greater than five years. No incentive stock option is transferable by the holder, other than by the laws of descent and distribution. A nonqualified stock option will be transferable by the holder to a family member, by will, or pursuant to the laws of descent and distribution, or as otherwise permitted pursuant to rules and regulations adopted by the SEC. In addition, a stock option may be exercised during the lifetime of the holder only by the holder or the holder’s guardian or legal representative. The exercise price of outstanding stock options may not be lowered through re-pricing, or by canceling any previously granted stock option and replacing that option with a re-grant of the same award without prior approval of the Company’s stockholders.

Stock Appreciation Rights

Stock appreciation rights, or “SARs,” granted under the Plan entitle the holder, upon exercise, to receive an amount equal to the excess of the fair market value of the shares of stock underlying the SAR at the time of exercise over the exercise price for such shares without tendering any consideration. The exercise or strike price for SARs are determined by the Compensation Committee on the date of grant, and may not be less than the fair market value on the date the SAR is granted. The Compensation Committee sets the terms and vesting provisions of SARs, provided that no SAR may have a term greater than 10 years. The Compensation Committee may, at its discretion, settle SARs in either cash or stock. A SAR may only be exercised by its holder during his or her lifetime. Except as otherwise provided by the Compensation Committee, a holder of an SAR may not sell, transfer, pledge or assign such any rights with respect to the SAR.

Restricted Stock

The Compensation Committee may also grant awards of restricted stock under the Plan, subject to award agreements that specify the periods of restriction, the number of shares of restricted stock granted, and such other provisions as the Compensation Committee determines. The Compensation Committee can determine whether any restricted periods are tied to continued employment, or whether any restricted periods will lapse upon the attainment of any individual or company performance goals. During the restricted period, holders of restricted stock awards may not sell, transfer, pledge or assign shares of restricted stock. Except as otherwise provided in any award agreement, holders of restricted stock generally have the rights of a stockholder during the restricted period.

Stock Purchase Agreements

The Compensation Committee may enter into stock purchase agreements with any officer, employee or contractor of the Company. Each stock purchase agreement would obligate the Company to sell the number of shares specified in the agreement, at the fair market value of such shares on the date set forth in the agreement. The terms and conditions of each stock purchase agreement may differ among holders and among stock purchase agreements.

Change in Control/Corporate Events

The Compensation Committee has discretion to provide in any award agreement under the Plan that the award shall become immediately exercisable, and any period of restriction shall terminate upon a change in control (as defined in the Plan). In addition, upon the occurrence of a corporate event (as defined in the Plan), the Compensation Committee may cancel and “cash out” awards granted under the Plan by providing holders with a payment of cash, property, or securities in respect of such canceled awards.

Amendment and Termination

The Board of Directors may amend, alter, or terminate the Plan at any time provided, however, that any Plan amendment will be submitted to our stockholders for approval if required by law or by the securities exchange on which our stock is listed. No termination or amendment of the Plan will in any manner adversely affect an award previously granted under the Plan without the consent of the applicable award holder. While the Board of Directors retains the right to terminate the Plan as described above, the Plan will automatically terminate on the tenth anniversary of the effective date of the Plan.

Federal Income Tax Matters

Incentive Stock Options.  No taxable income is realized by the award holder upon the grant or exercise of an incentive stock option. If stock is issued to an award holder pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the option holder will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Non-Qualified Options.  With respect to non-qualified stock options: (1) no income is realized by the award holder at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the award holder in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is generally entitled to a tax deduction in the same amount; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Restricted Stock.  Award recipients who receive grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to forfeiture or restrictions on transfer. However, an award recipient who makes an 83(b) Election within thirty days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to the restrictions). With respect to the sale of shares after the restricted period has expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award recipient makes an 83(b) Election, the holding period commences on the date of such election and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the restrictions on the shares). The Company will be entitled to a tax deduction equal to amounts award recipients include in ordinary income at the time of such income inclusion.

SARS.  Neither the participant nor the Company incurs any federal income tax consequences as the result of the grant of an SAR. Upon the exercise of a SAR, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of stock received by the participant. The Company will be entitled to a compensation expense deduction for any amounts included by the participant as ordinary income, or reported as taxable income of the participant by the Company, pursuant to applicable information reporting requirements.

Awards Under the Plan

Because future grants of awards under the Plan are subject to the discretion of the Compensation Committee and the Board of Directors, the future awards that may be granted to Plan participants cannot be determined at this time. The following table sets forth option grants to each of our current named executive officers, to each nominee for election as a director, to all current non-executive directors as a group, to all current executive officers as a group, and to all non-executive employees as a group:

Number of
Options Granted
Name	Under the Plan

Sean O. Casey, M.D.	1,541,210
Robert C. Kill	325,000
Leonard C. Purkis	197,500
Richard W. Jennings	182,500
Eduard Michel, M.D., Ph.D	29,340
David L. Schlotterbeck	30,000
Mark E. Jennings	30,000
All Current Non-Executive Directors as a Group	215,000
All Current Executive Officers as a Group	814,340
All Non-Executive Employees as a Group	1,723,440

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information about our equity compensation plans as of December 31, 2008:

	(a)	(b)	(c)
Number of Securities
Remaining Available
for Future Issuance
	Number of Securities	Weighted-Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of Outstanding	Outstanding	(Excluding Securities
	Options, Warrants	Options, Warrants	Reflected in
Plan Category	and Rights	and Rights	Column a)

Equity compensation plans approved by security holders(1)	2,063,995	$10.76	386,517
Equity compensation plans not approved by security holders	—	$—	—

Total	2,063,995	$10.76	386,517

(1)	The number of options to be issued excludes 120,000 options granted to members of our Board of Directors that were not issued pursuant to an equity compensation plan.

The Board of Directors recommends that you vote “FOR” the amendment to the Plan.

PROPOSAL 3 — RATIFYING DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending on December 31, 2009. Deloitte & Touche replaced PricewaterhouseCoopers LLP in its capacity as our outside auditing firm effective as of February 23, 2009.

The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for its fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2008 and 2007 and through February 23, 2009, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports for such years, and (ii) except as disclosed in the next two paragraphs, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC.

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2005 and its financial statements for certain interim quarterly periods in 2006, management determined three material weaknesses existed in the company’s internal controls over financial reporting because the company lacked a sufficient complement of accounting personnel with an appropriate level of knowledge to account for certain complex, non-routine transactions, including non-employee stock-based compensation, variable interests and preferred stock financing transactions. Company management subsequently took steps to address these material weaknesses and improve its internal controls over financial reporting, including the hiring and training of additional experienced financial personnel and the implementation of additional internal control policies and procedures, and, as of June 30, 2007, had determined that the previously identified material weaknesses were remediated.

The company has not, during its fiscal years ended December 31, 2008 and 2007 and through February 23, 2009, consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements, and neither was a written report provided to the company nor oral advice provided that Deloitte & Touche concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement pursuant to Item 304(a)(1)(iv) or a reportable event pursuant to Item 304(a)(1)(v).

While stockholder approval of Deloitte & Touche LLP’s appointment is not required by law, our Board of Directors believes that is in stockholders’ best interests to submit the matter for a vote on ratification at the Annual Meeting. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider its selection, but will have no obligation to terminate the appointment.

Representatives of our current auditors, Deloitte & Touche LLP, are anticipated to be present at the Annual Meeting, and will have an opportunity to make a statement and will be able to answer appropriate questions. We do not anticipate that representatives of PricewaterhouseCoopers LLP will be present.

The Board of Directors recommends that you vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for Services Provided by PricewaterhouseCoopers LLP

The following table sets forth the costs billed to the Company for services provided by PricewaterhouseCoopers LLP, the Company’s previous independent registered public accounting firm, for the years ended December 31, 2007 and December 31, 2008.

Fee Category	2007	2008

Audit Fees	$724,690	$456,601
Audit-Related Fees	$89,108	$68,000
Tax Fees	—	$22,000
All Other Fees	$2,460	$2,462

Total Fees	$816,258	$549,063

Audit Fees.  Consists of fees billed by PricewaterhouseCoopers LLP to us for professional services rendered in connection with the audit of our consolidated financial statements, review of the interim consolidated financial statements and, for 2007, accounting services provided by PricewaterhouseCoopers LLP in connection with our initial public offering.

Audit-Related Fees.  Consists of fees billed by PricewaterhouseCoopers LLP to us for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” There services also include consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed by PricewaterhouseCoopers LLP for services related to the establishment of vRad Professional Insurance, Ltd., a wholly-owned subsidiary of the Company that was formed as an exempted company in the Cayman Islands with limited liability.

All Other Fees.  Consists of fees billed by PricewaterhouseCoopers LLP to us for subscriptions to audit-related software.

Audit Committee Pre-Approval Policy.  The Audit Committee has adopted a policy whereby it pre-approves appropriate funding for payment of (a) compensation to the Company’s independent accountants for the purpose of rendering audit and non-audit services, (b) compensation to any advisors engaged by the Committee and (c) ordinary administrative expenses necessary to carry out its duties. The Audit Committee may delegate the authority to pre-approve any such payment to any member of the Audit Committee; provided that such member shall present any pre-approval decisions to the Audit Committee at its next scheduled meeting;

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company, compliance by the Company with legal and regulatory requirements, and the independence and performance of the company’s external auditors.

The financial statements of the Company for the year ended December 31, 2008, were audited by PricewaterhouseCoopers LLP independent registered public accounting firm.

As part of its activities, the Audit Committee has:

1. Reviewed and discussed with management the audited financial statements of the Company;

2. Discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committees), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under SEC, U.S. Public Company Accounting Oversight Board and the rules of the Nasdaq Global Market;

3. Received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

4. Discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2008, be included in our Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors of
Virtual Radiologic Corporation

Richard J. Nigon (Chair)
Nabil N. El-Hage
Brian F. Sullivan

OTHER MATTERS

The Board of Directors is not aware of any other matters that will be brought before the Annual Meeting. If any matters are properly brought forth for consideration at the Annual Meeting. The enclosed proxy card provides that the persons named therein as proxies will have discretionary authority to vote upon such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of greater than 10% of a registered class of our equity securities to file reports with the SEC and the Nasdaq Global Market reporting their ownership of our common stock and changes in such ownership. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of these reports furnished to us since the beginning of fiscal 2008 and written representations that no other reports were required, all such reports were timely filed, other than a single report on Form 4 required to be filed by Kevin Roche in connection with his initial option grant upon his appointment as a director. Such filing was not timely filed as the result of administrative delays in re-obtaining SEC filer codes for Mr. Roche.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.

Additional copies of this proxy statement, along with copies of our Annual Report on Form 10-K for the year ended December 31, 2008 (not including exhibits or documents incorporated by reference), are available without charge to stockholders upon written or oral request to Investor Relations, Virtual Radiologic Corporation, 11995 Singletree Lane, Suite 500, Eden Prairie, MN 55344 or toll free at 1-866-532-7424.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed with the SEC. This web site can be accessed at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2009

This Proxy Statement and the 2008 Annual Report are available at http://ir.virtualrad.com/proxy.cfm.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC rules governing delivery of certain corporate documents to our stockholders state that we may deliver one copy of a proxy statement, annual report or prospectus to an address shared by two or more stockholders. This “householding” of materials provides us with a significant cost savings. We have therefore provided one copy of this proxy statement and one copy of our annual report to each address, unless we have received explicit instructions to provide more than one copy. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to Investor Relations, Virtual Radiologic Corporation, 11995 Singletree Lane, Suite 500, Eden Prairie, MN 55344, (952)-595-1100.

Your Vote is Important!

Please mark, sign and date the enclosed proxy card as soon as possible, and return it in the pre-addressed envelope that we have provided.

By Order of the Board of Directors
Robert C. Kill
President and Chief Executive Officer

Virtual Radiologic Corporation
Equity Incentive Plan
(amended and restated as of February 3, 2009 )

VIRTUAL RADIOLOGIC CORPORATION

EQUITY INCENTIVE PLAN
(amended and restated as of February 3, 2009)

ARTICLE 1.

ESTABLISHMENT, PURPOSE, AND DURATION

1.1) Establishment of the Plan.  This plan, known as the “Virtual Radiologic Corporation Equity Incentive Plan,” (formerly, the Virtual Radiologic Consultants, Inc. Equity Incentive Plan”) was adopted by the Board on September 4, 2007, was effective as of November 14, 2007 (the “Effective Date”), and is amended and restated as of February 3, 2009. The Plan provides for for the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and/or Restricted Stock to selected officers, employees and Contractors of the Company and its Subsidiaries, Affiliated Companies, officers and employees of Affiliated Companies, and Contractors of Affiliated Companies. Additionally, the Plan authorizes the sale of Shares to selected officers, employees and Contractors of the Company, its Subsidiaries and Affiliated Companies.

1.2) Purpose of the Plan.  The purpose of the Plan is to promote the success of the Company and its Subsidiaries and Affiliated Companies by providing incentives to the officers, employees and Contractors of the Company and its Subsidiaries and Affiliated Companies, by linking their interests to the long-term financial success of the Company and its Subsidiaries and Affiliated Companies, and to growth in shareholder value.

1.3) Duration of the Plan.  The Plan will commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it have been purchased or acquired according to the provisions herein. No Awards may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

2.1) Definitions.  Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) “Affiliated Company” means a business entity with which the Company has a contractual relationship for the mutual provision of goods or services, and which the Board has designated as an Affiliated Company for purposes of the Plan. As of the effective date of the Plan, Virtual Radiologic Professionals, PLC is designated as an Affiliated Company.

(b) “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, or a stock purchase award pursuant to Section 9 herein.

(c) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d) “Board” or “Board of Directors” means the Board of Directors of the Company.

(e) “Cause” shall include but not be limited to: (i) material breach of any agreement entered into between the Participant and the Company, a Subsidiary or an Affiliated Company; (ii) misappropriation of the Company’s, Subsidiary’s or Affiliated Company’s property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Company, a Subsidiary or an Affiliated Company; (iii) conviction of or plea of nolo contendere to any felony or crime involving moral turpitude; or (iv) in the case of a Participant who is a Physician Contractor, the Participant’s failure to fully and strictly abide by the restrictions on competition and the obligations of confidentiality set forth in Article 14 hereof.

(f) “Change in Control” shall occur upon: (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) first becoming, after the effective date of the Plan, the “beneficial owner” (as defined in Rule 13(d) under the Exchange Act) directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s outstanding securities, or (ii) any other event which the Committee determines in its discretion, on an event-by-event basis, shall constitute a Change in Control for purposes of the Plan.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any rules or regulations promulgated thereunder.

(h) “Committee” means a committee consisting of not less than two members of the Board of Directors of the Company. The term “Committee” shall refer to the Board of Directors of the Company during such times as no committee is appointed by the Board of Directors and during such times as the Board of Directors is acting in lieu of the Committee.

(i) “Company” means Virtual Radiologic Corporation, a Delaware corporation, or any successor thereto as provided in Article 16.

(j) “Confidential Information” means any trade secret or secrets, as defined by United States Code, Section 1839, and includes all information that has been designated by the Company or an Affiliated Company as confidential information.

(k) “Contractor” means an individual who is an agent of the Company or a Subsidiary, a member of the Board of Directors, or is retained as an independent contractor to provide consulting or other services to the Company or a Subsidiary, and who is not an employee of the Company or any Subsidiary. “Contractor” shall include Physician Contractors. Unless otherwise specified by an agreement in writing, a Contractor’s status as a Contractor shall for purposes of the Plan be deemed to have terminated at such time as the Committee shall determine.

(l) “Contractor of an Affiliated Company” means an individual who is an agent of an Affiliated Company or is retained as an independent contractor to provide services to or on behalf of an Affiliated Company, and who is not an employee of the Affiliated Company. “Contractor of an Affiliated Company” shall include Physician Contractors of the Affiliated Company. Unless otherwise specified by an agreement in writing, the status of a Contractor of an Affiliated Company as a contractor shall for purposes of the Plan be deemed to have terminated at such time as the Affiliated Company shall determine.

(m) “Disability” means a physical or mental impairment which prevents a Participant who is an individual from performing regularly-scheduled duties and which is expected to be of long duration or result in death. All determinations as to a Participant’s disability status shall be made by the Committee in its discretion and on the basis of such evidence as it shall deem appropriate.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o) “Fair Market Value” means the price per Share of the common Stock of the Company determined as follows: (i) if the security is listed for trading on one or more national securities exchanges or is quoted on the Nasdaq National Market System (“Nasdaq NMS”), the reported last sales price on such principal exchange or system on the date in question (if such security shall not have been traded on such principal exchange or on the Nasdaq NMS on such date, the reported last sales price on such principal exchange or on Nasdaq NMS on the first day prior thereto on which such security was so traded); or (ii) if the security is not listed for trading on a national securities exchange and is not quoted on Nasdaq NMS but is quoted on the Nasdaq Small Cap System or is otherwise traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question (if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the most recent day prior thereto (not to exceed ten (10) days prior to the date in question) on which such prices existed); or (iii) if neither (i) nor (ii) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

2

(p) “Family Member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests.

(q) “Incentive Stock Option” means any stock option granted pursuant to this Plan as an “incentive stock option” within the meaning of Section 422 of the Code.

(r) “Nonqualified Stock Option” means any stock option granted pursuant to this Plan other than as an Incentive Stock Option.

(s) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(t) “Participant” means an officer, employee or Contractor of the Company or a Subsidiary, an Affiliated Company, an officer or employee of an Affiliated Company or a Contractor (including a Physician Contractor) of an Affiliated Company that has been granted an Award under the Plan.

(u) “Period of Restriction” means the period during which the transfer or sale of Shares of Restricted Stock by the Participant is restricted.

(v) “Physician Contractor” means a physician who is a Contractor or a Contractor of an Affiliated Company, and who provides radiology or radiology related services to or on behalf of the Company or an Affiliated Company.

(w) “Plan” means this Virtual Radiologic Corporation Equity Incentive Plan.

(x) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Regulation 1.162-27(c) under Code Section 162(m).

(y) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article 8.

(z) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(aa) “Subsidiary” means any company in an unbroken chain of companies beginning with the Company, if, at the time of granting the Award, each of the companies other than the last company in the chain owns stock and/or other securities possessing more than fifty percent (50%) of the total combined voting power of all classes of stock and/or other securities in one of the other companies in such chain. The term shall include any Subsidiaries which become such after adoption of this Plan.

(bb) “Stock” or “Shares” means the common stock of the Company.

(cc) “Stock Appreciation Right” or “SAR” means an Award designated as a Stock Appreciation Right, granted to a Participant pursuant to Article 7.

(dd) “Stock Purchase Agreement” means, in accordance with Section 9.3, a legally binding written agreement between the Company and a Participant under which the Company agrees to sell, and the Participant agrees to buy, a specified number of Shares of the Company at the Fair Market Value of such Shares on the date of sale, in accordance with the terms and conditions stated in the agreement.

2.2) Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3) Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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ARTICLE 3.

ADMINISTRATION

3.1) Authority of the Committee.  Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select eligible persons to become Participants; provided, however, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary; (ii) grant Awards; (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Awards; (iv) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (v) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, or reconcile inconsistencies therein; and (vi) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

3.2) Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, that upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

3.3) Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and Affiliated Companies, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.4) Procedures of the Committee.  All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Articles of Incorporation and Minnesota law for their services as directors of the Company.

3.5) Award Agreements.  Awards under the Plan shall be evidenced by an Award agreement (e.g., an Option agreement, a SAR agreement, a Restricted Stock agreement, or a Stock Purchase Agreement), which shall be signed by an officer of the Company and by the Participant, and shall contain such terms and conditions as are approved by the Committee. Such terms and conditions need not be the same in all cases.

3.6) Conditions on Awards.  Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, impositions on the time of exercise of Options and SARs to specified periods) as it deems appropriate.

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3.7) Compliance with Law.  The Committee shall take into account compliance with Section 409A of the Code and all applicable securities laws and regulations in connection with any grant of an Award under the Plan, to the extent applicable.

3.8) Saturdays, Sundays and Holidays.  When a date referenced in an Award agreement falls on a Saturday, Sunday or other day when the Company’s general office is closed, the date referenced will revert back to the day prior to such date.

ARTICLE 4.

STOCK SUBJECT TO THE PLAN

4.1) Number of Shares.  Subject to adjustment as provided in Section 4.3, the aggregate number of Shares that may be delivered under the Plan shall not exceed 5,975,000 Shares.

4.2) Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 4.2, such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq National Market System, as applicable.

4.3) Adjustments in Authorized Shares.

(a) Capitalization Adjustments.  In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or dividends payable in capital stock, an appropriate adjustment shall be made by the Committee in the number and kind of Shares as to which Awards may be granted under the Plan and as to which outstanding Options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of each Participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options and SARs shall be made without change in the total price applicable to the unexercised portion of such Awards and with a corresponding adjustment in the exercise price per Share. No such adjustment shall be made hereunder which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Award or a grant of additional benefits to a participant.

(b) Corporate Events.  Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), in lieu of providing the adjustment set forth in subsection (a) above, the Committee may, in its discretion, “cash-out” vested and/or unvested Awards by providing that such vested and/or unvested Awards shall be cancelled as of the consummation of such Corporate Event, and that holders of Awards will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of

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“performance vested” Awards shall only be entitled to consideration in respect of cancellation of such Awards to the extent that applicable performance criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Awards. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time.

ARTICLE 5.

ELIGIBILITY AND PARTICIPATION

Eligibility.  Awards may be granted to a any officer, employee or Contractor of the Company or Subsidiary, to an Affiliated Company, or to any officer or employee of an Affiliated Company, and to any Contractor of an Affiliated Company; provided, however, that only employees of the Company or a Subsidiary shall be eligible for a grant of Incentive Stock Options. No person or entity shall have any right to be granted an Award under this Plan even if previously granted an Award. Without amending the Plan, the Committee may grant Awards to eligible individuals who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and in furtherance of such purposes, the Committee may make such modification, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

5.1) Actual Participation.  Awards shall be granted as follows:

(a) The Committee may grant such type(s) of Awards to such officers, employees and Contractors of the Company or a Subsidiary, to such Affiliated Company, or to such officers, employees, and Contractors of Affiliated Companies at such times as the Committee shall determine; provided, however, that Incentive Stock Options shall be granted only to employees of the Company or a Subsidiary. Awards granted under this subsection shall contain such terms and conditions may be as determined by the Committee at the time of grant.

(b) 162(m) Limitation.  Subject to the provisions of Section 4, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than the maximum number of Shares available for issue hereunder, as such number may change from time to time, during any calendar year. This subsection (b) shall not apply until the earliest date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

(c) Any grant of Awards to an Affiliated Company shall be in connection with and in consideration of services of such Affiliated Company to or for the Company, whether pursuant to a written agreement for such services or otherwise.

ARTICLE 6.

STOCK OPTIONS

Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant, to determine whether an Option shall be granted as an Incentive Stock Option or a Nonqualified Stock Option, and to impose terms and conditions on the receipt and exercise of Options. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion. The previous provisions of this Section 6.1 notwithstanding, the aggregate

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Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company or its Subsidiaries is exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which the Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Nonqualified Stock Options. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which Shares will be treated as Shares to be acquired upon exercise of an Incentive Stock Option.

6.1) Option Agreement.  Each Option grant shall be evidenced by an Option agreement that shall specify the Participant, the Option exercise price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions, including vesting, as the Committee shall determine.

6.2) Option Exercise Price.  The Option exercise price per share of Stock covered by the Option shall be determined by the Committee, but may not be less than the Fair Market Value of the Stock on the date the Option is granted; provided, however, that the exercise price of any Incentive Stock Option granted to an employee of the Company or a Subsidiary who, on the date of execution of the Option agreement owns more than ten percent (10%) of the total combined voting power of all series of Stock then outstanding, shall be at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of execution of the Option agreement.

6.3) Duration of Options.  No Option may be exercised after ten (10) years from the date on which the Option was granted. If an earlier expiration date is not specified by the Committee at the time of grant, each Option shall expire at the close of business on the tenth (10th) anniversary of the date of grant. The previous provisions of this Section 6.4 notwithstanding, each Incentive Stock Option shall expire no later than at the close of business on the date preceding the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to an employee of the Company or a Subsidiary who, on the date of execution of the Option agreement owns more than ten percent (10%) of the total combined voting power of all series of Stock then outstanding, shall expire no later than the close of business on the date preceding the fifth (5th) anniversary of the date of grant.

6.4) Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. All Options within a single grant need not be exercised at one time.

6.5) Manner of Exercise of Options.  An Option may be exercised in whole or in part, at such time or times, and with such rights with respect to such Shares of Stock, as provided in the applicable Option agreement. An Option shall be exercisable only by: (i) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares of Stock; (ii) tendering to the Company the original Option agreement (or a replacement Option agreement satisfactory to the Committee); and (iii) payment to the Company of the exercise price for the number of Shares of Stock with respect to which the Option is then exercised. Except as set forth in the next sentence, payment of the exercise price may be made in any of the following manners:

(a) cash, including certified check, bank draft or postal or express money order;

(b) personal check (provided that if payment of the exercise price is made by personal check and such personal check is not timely paid by the drawer’s bank, such payment shall be deemed not to have been made and any Shares issued upon such exercise shall be deemed void and never issued);

(c) by surrender for cancellation of Shares of Stock which:

(1) were acquired by the Participant (or person exercising the Option) other than by exercise of an Option;

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(2) were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for at least six months after such exercise; or

(3) were acquired by the Participant (or person exercising the Option) upon exercise of an Option where the Option Shares being surrendered have been held by the Participant (or person exercising the Option) for six months or less after such exercise but only if the Participant (or person exercising the Option) has obtained prior approval of the specific surrender (such approval to specify at least the date of grant of the Option being exercised, the dates of grant and exercise of the Option pursuant to which Shares to be surrendered were acquired, and the number of Option Shares to be surrendered) by the Committee;

and which have a Fair Market Value equal to the exercise price of the Options being exercised (if the Shares surrendered have a Fair Market Value in excess of the exercise price of the Options being exercised, the Company shall promptly pay to the Participant or person exercising the Option an amount equal to the excess of such Fair Market Value over the exercise price, not to exceed the Fair Market Value of one Share); or

(d) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Options so exercised reduced by the number of Shares equal to the aggregate exercise price of the Options divided by the Fair Market Value on the date of exercise

(e) by any other method of payment which the Committee shall approve before, at, or after the date of grant of such Options.

An Option shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of the original Option agreement, written notice of intent to exercise the Option, and payment for the number of Shares being acquired upon exercise of the Option. The Participant shall be treated for all purposes as the holder of record of the Option Stock as of the close of business on such date, except where Shares are held for unpaid withholding taxes. As promptly as practicable on or after such date, the Company shall issue and deliver to the Participant a certificate or certificates for the Option Stock issuable upon such exercise; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

Notwithstanding the foregoing listing of permissible manners of payment of exercise price, the Committee shall have the right from time to time to cancel, limit or suspend as to any one, some, or all Option(s) and as to any one, some, or all Participants, the right to make payment under any one or more manners of payment (other than the payment by cash, certified check, bank draft or postal or express money order), including other methods of payment previously approved by the Committee under the authority granted in subsection (d) of this Section 6.6.

There shall be no exercise at any one time for fewer than one hundred (100) Shares (or such lesser number of Shares as the Committee may from time to time determine in its discretion) or all of the remaining Shares then purchasable by the Participant or person exercising the Option.

When Shares of Stock are issued pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option agreement by the Company before the Option agreement is returned. When all Shares of Stock covered by the Option agreement have been issued, or the Option shall expire, the Option agreement shall be canceled and retained by the Company.

6.6) Restrictions on Stock Transferability.  The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

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6.7) Termination Due to Death or Disability.  Unless otherwise provided in the Option agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company by reason of death, each of such Participant’s outstanding Options shall vest and become exercisable for the greater of: (i) the number of Shares for which the Option was otherwise, in accordance with the Option agreement, vested and exercisable (or previously exercised) on the date of death, or (ii) that percentage of the total number of Shares subject to the Option (including any Shares for which the Option may have been previously exercised) which is determined by dividing the Participant’s number of complete months of employment as an employee of the Company, a Subsidiary or an Affiliated Company and/or complete months of service as a director or Contractor of the Company, a Subsidiary or an Affiliated Company, by the total number of months of employment and/or service which would otherwise be required for the Option to fully vest under the terms of the Option agreement (to a maximum of 100%). All of the Participant’s outstanding Options, to the extent vested and exercisable under the terms of the Option agreement or the provisions of this Section 6.8, shall be exercisable at any time prior to the expiration date of the Options, but only within twelve (12) months following the date of death, whichever period is shorter. Options may be exercised by such person or persons as shall have acquired the Participant’s rights under the Option pursuant to Article 11 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

Unless otherwise provided in the Option agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary Contractor or of an Affiliated Company by reason of Disability, each of such Participant’s outstanding Options shall vest and become exercisable for the greater of: (i) the number of Shares for which the Option was otherwise, in accordance with the Option agreement, vested and exercisable (or previously exercised) on the date that the Committee determines is the date of Disability, or (ii) that percentage of the total number of Shares subject to Option (including any Shares for which the Option may have been previously exercised) which is determined by dividing the Participant’s number of complete months of employment as an employee of the Company, a Subsidiary or an Affiliated Company and/or complete months of service as a director or Contractor of the Company, a Subsidiary or an Affiliated Company, by the total number of months of employment and/or service which would otherwise be required for the Option to fully vest under the terms of the Option agreement (to a maximum of 100%). All of the Participant’s outstanding Options shall be exercisable, to the extent vested and exercisable under the terms of the Option agreement or the provisions of this Section 6.8, at any time prior to the expiration date of the Options, but only within twelve (12) months following the date of Disability as determined by the Committee, whichever period is shorter.

Any Options, to the extent not vested and exercisable following such termination, shall be forfeited back to the Company.

6.8) Termination for Other Reasons.  Unless otherwise provided in the Option agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary, or of an Affiliated Company for any reason other than death, Disability or for Cause:

(a) If such Participant’s termination of employment or service occurs voluntarily at the election of the Participant within one year after the Participant’s first day of employment or service, any Option, to the extent not then exercised, shall be forfeited;

(b) Any of such Participant’s remaining outstanding Nonqualified Stock Options which are vested and exercisable shall be exercisable at any time prior to the expiration date of such Options, but only within twelve (12) months following the date of his termination as an employee or Contractor of the Company or a Subsidiary, an employee of an Affiliated Company or a Contractor of an Affiliated Company, whichever period is shorter; and

(c) Any of such Participant’s remaining outstanding Incentive Stock Options which are vested and exercisable shall be exercisable at any time prior to the expiration date of such Options, but only within three (3) months following the date of his termination as an employee or Contractor, whichever period is shorter; provided, however, that in the event of the Participant’s death during the three (3) month period following the date of his termination as an employee or Contractor of the Company or a Subsidiary, an

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employee of an Affiliated Company or a Contractor of an Affiliated Company, and prior to the expiration date of such Options, any such Options then vested and unexercised may be exercised within twelve (12) months following the date of termination by the person or persons who shall have acquired the Participant’s rights thereunder pursuant to Article 11 or, in the absence of an effective beneficiary designation, by will or the laws of descent and distribution.

Any Options, to the extent not vested and exercisable following such termination, shall be forfeited back to the Company.

If the Participant’s position as an employee or Contractor, including a Physician Contractor, of the Company, of a Subsidiary, or of an Affiliated Company terminates for Cause, all of the Participant’s outstanding Options, whether or not then vested, shall be immediately forfeited back to the Company.

6.9) Nontransferability/Permitted Transfers of Options.

(a) Except as permitted by subsections (b) and (c) below, each Option granted hereunder to a Participant who is an individual shall, by its terms, not be transferable by such Participant and shall be, during such Participant’s lifetime, exercisable only by the Participant or Participant’s guardian or legal representative. Except as permitted by subsections (b) and (c) below, each Option granted under the Plan to a Participant who is an individual and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(b) Each Incentive Stock Option granted hereunder to a Participant who is an individual shall, by its terms, be transferable only by will or pursuant to the laws of descent and distribution, and shall be, during the Participant’s lifetime, exercisable only by the Participant or his guardian or legal representative.

(c) Each Nonqualified Stock Option granted hereunder to a Participant who is an individual shall, by its terms, be transferable:

(1) by such Participant to a Family Member of the Participant (or to a trust in which the Participant’s Family Member or Family Members have more than fifty percent (50%) of the beneficial interest) by a bona fide gift or pursuant to a domestic relations order in settlement of marital property rights;

(2) by will or pursuant to the laws of descent and distribution; or

(3) as otherwise permitted pursuant to the rules or regulations adopted by the Securities and Exchange Commission (“SEC”) under the Securities Act or the interpretations of such rules and regulations as announced by the SEC from time to time.

Any permitted transfer shall be effective only when accepted by the Company subject to the Company receiving documentation reasonably satisfactory to it of such gift, transfer pursuant to domestic relations order, or transfer pursuant to will or pursuant to the laws descent and distribution. Upon effectiveness of any permitted transfer, the rights under any Option shall be exercisable only by the permitted transferee or such transferee’s guardian or legal representative. Except as permitted by this subsection, each Option granted under the Plan and the rights and privileges thereby conferred shall not be further transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so further transfer, further assign, pledge, or otherwise further dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void. No permitted transfer shall cause any change in the terms of any Option except the identity of the person(s) entitled to exercise such Option and to receive the common Stock issuable upon exercise of the Option. Without limiting the generality of the foregoing, any Option granted to a Participant who is an individual shall be subject to termination upon such Participant’s

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termination as an employee or Contractor of the Company, a Subsidiary or Affiliated Company, or the death or Disability of the Participant to whom the Option was originally granted without reference to the employment, death or Disability of any permitted transferee. In the event of any transfer of an Option, the obligations of the Company owed to the Participant shall be owed to the transferee and references in this Plan or in any Option agreement to the Participant shall, unless the context otherwise requires, refer to the transferee.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1) Grant of Stock Appreciation Rights.  Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to officers, employees and Contractors of the Company or a Subsidiary, an Affiliated Company, officers and employees of Affiliated Companies, and Contractors of Affiliated Companies, at the discretion of the Committee, exercisable in any of the following forms as designated by the Committee at the time of grant:

(a) in lieu of Options;

(b) in addition to Options;

(c) independent of Options; or

(d) in any combination of (a), (b), or (c).

The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant. The Committee may specify the period of time over which vesting shall occur, and may in its discretion further provide for the acceleration of vesting upon the attainment of such goals as the Committee may determine in its discretion. The exercise price of a SAR shall not, however, be less than the Fair Market Value of a share of Stock on the date of grant.

7.2) Stock Appreciation Rights Agreement.  Each grant of a SAR, and the terms and conditions governing the exercise of the SAR, shall be evidenced by a SAR agreement.

Option Stock with respect to which a SAR shall have been exercised may not be subject again to an Award under the Plan.

7.3) Exercise of Stock Appreciation Rights.  SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options.

Subject to Section 7.1, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

7.4) Payment of Stock Appreciation Right Amount.  Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a) The difference between: (i) the Fair Market Value of a Share on the date of exercise and (ii) the exercise price established by the Committee on the date of grant; by

(b) The number of Shares with respect to which the SAR is exercised.

7.5) Form and Timing of Payment.  Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, as soon as administratively possible after exercise.

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7.6) Term of Stock Appreciation Rights.  The term of a SAR granted under the Plan shall be determined by the Committee, but shall not exceed ten (10) years. If not specified by the Committee at the time of grant, each SAR shall expire at the close of business on the date preceding the tenth (10th) anniversary of the date of grant.

7.7) Termination Due to Death or Disability.  Unless otherwise provided in the SAR agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company by reason of death, each of such Participant’s outstanding SARs shall vest and become exercisable in relation to the greater of: (i) the number of Shares in relation to which the SAR was otherwise, in accordance with the SAR agreement, vested and exercisable (or previously exercised) on the date of death, or (ii) that percentage of the total number of Shares to which the SAR relates (including any Shares in relation to which the SAR may previously have been exercised) which is determined by dividing the Participant’s number of complete months of employment as an employee of the Company, a Subsidiary or an Affiliated Company and/or complete months of service as a director or Contractor of the Company, a Subsidiary or an Affiliated Company, by the total number of months of employment and/or service which would otherwise be required for the SAR to be fully vested under the terms of the SAR agreement (to the maximum of 100%). All of the Participant’s outstanding SARs, to the extent vested under the terms of the SAR agreement or the provisions of this Section 7.7, shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of death, whichever period is shorter. SARs may be exercised by such person or persons as shall have acquired the Participant’s rights under the SAR pursuant to Article 11 or, in the absence of an effective beneficiary designation, by will or by the laws of descent and distribution.

Unless otherwise provided in the SAR agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company by reason of Disability, each of such Participant’s outstanding SARs, shall vest and become exercisable in relation to the greater of: (i) the number of Shares in relation to which the SAR was otherwise, in accordance with the SAR agreement, vested and exercisable (or previously exercised) on the date that the Committee determines is the date of Disability, or (ii) that percentage of the total number of Shares to which the SAR relates (including any Shares in relation to which the SAR may previously have been exercised) which is determined by dividing the Participant’s number of complete months of employment as an employee of the Company, a Subsidiary or an Affiliated Company and/or complete months of service as a director or Contractor of the Company, a Subsidiary or an Affiliated Company, by the total number of months of employment and/or service which would otherwise be required for the SAR to be fully vested under the terms of the SAR agreement (to the maximum of 100%). All of the Participant’s outstanding SARs, to the extent vested and exercisable under the terms of the SAR agreement or the provisions of this Section 7.7, shall be exercisable at any time prior to the expiration date of the SARs, but only within twelve (12) months following the date of Disability as determined by the Committee, whichever period is shorter.

Any SARs, to the extent not vested and exercisable following such termination, shall be forfeited back to the Company.

7.8) Termination for Other Reasons.  Unless otherwise provided in the SAR agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company for any reason other than death, Disability or for Cause:

(a) If such Participant’s termination of employment or service occurs voluntarily at the election of the Participant within one year after the Participant’s first day of employment or service, any SAR, to the extent not then exercised, shall be forfeited. In addition, any amounts which the Participant may have received upon the exercise of any SAR shall, at the election of the Committee, be repaid by the Participant to the Company; and

(b) Any of such Participant’s remaining outstanding SARs which are vested and exercisable shall be exercisable at any time prior to the expiration date of such SARs, but only within twelve (12) months following the date of his termination as an employee or Contractor of the Company or a Subsidiary or an Affiliated Company, whichever period is shorter.

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Any SARs, to the extent not vested and exercisable following such termination, shall be forfeited back to the Company.

If the Participant’s position as an employee or Contractor of the Company or a Subsidiary or an Affiliated Company shall terminate for Cause, all of the Participant’s outstanding SARs, whether or not then vested, shall be immediately forfeited back to the Company. In addition, any amounts which the Participant may have received upon the exercise of any SAR shall, at the election of the Committee, be repaid by the Participant to the Company.

7.9) Nontransferability of Stock Appreciation Rights.  No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 8.

RESTRICTED STOCK

8.1) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to officers, employees, and Contractors of the Company or a Subsidiary, Affiliated Companies, officers and employees of Affiliated Companies and Contractors of Affiliated Companies, in such amounts, with such purchase price (if any) and under such other conditions as it shall determine. The Committee shall specify the period of time over which the lapse of a Period of Restriction established pursuant to Sections 8.2, 8.3, and 8.4 (i.e., the period of time over which such Shares of Restricted Stock shall vest) shall occur, and may in its discretion further provide for the acceleration of the lapse of a Period of Restriction upon the attainment of such goals as the Committee may determine in its discretion. Restricted Stock shall at all times for purposes of the Plan be valued at its Fair Market Value without regard to restrictions.

8.2) Restricted Stock Agreement.  Each Restricted Stock grant shall be evidenced by a Restricted Stock agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3) Transferability.  Except as otherwise provided in this Article 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction. Upon any attempt to transfer, assign, pledge, or otherwise dispose of Shares of Restricted Stock, or any right or privilege conferred thereby, contrary to the provisions of the Restricted Stock agreement or the Plan, upon levy of an attachment or similar process upon such rights or privileges, the Shares of Restricted Stock shall immediately become forfeited to the Company. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

8.4) Other Restrictions.  The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5) Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following, or substantially similar, legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Virtual Radiologic Corporation Equity Incentive Plan, in the rules and administrative procedures established pursuant to such Plan, and in a Restricted Stock agreement dated          . A copy of the Plan, such rules and procedures, and such Restricted Stock agreement may be obtained from the Secretary of Virtual Radiologic Corporation.”

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8.6) Removal of Restrictions.  Except as otherwise provided in this Article 8, Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

8.7) Voting Rights; Shareholder Rights Plan.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8) Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, those Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

8.9) Termination Due to Death or Disability.  Unless otherwise provided in the Restricted Stock agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company because of his death or his Disability during a Period of Restriction, any remaining period of the Period of Restriction applicable to the Restricted Stock shall terminate with respect to the greater of: (i) the number of Shares of Restricted Stock with respect to which the Period of Restriction had, in accordance with the Restricted Stock agreement, already lapsed and terminated on the date of death or the date that the Committee determines is the date of Disability, or (ii) that percentage of the total number of Shares of Restricted Stock (including Shares for which the Period of Restriction previously terminated) which is determined by dividing the Participant’s number of complete months of employment as an employee of the Company, a Subsidiary, or an Affiliated Company and/or complete months of service as a director or Contractor of the Company, a Subsidiary or an Affiliated Company, by the total number of months comprising the Period of Restriction (to a maximum of 100%). Shares of Restricted Stock for which a Period of Restriction is terminated under the terms of the Restricted Stock agreement or the provisions of this Section 8.10, shall, except as otherwise provided in Section 8.4, be free of restrictions and fully transferable.

All Shares of Restricted Stock still subject to Period of Restriction as of the date of termination of employment or service shall automatically be forfeited and assigned and returned by the Participant to the Company, and any amounts paid by the Participant to the Company for the purchase of such Shares shall be returned to the Participant; provided, however, that the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Shares of Restricted Stock as it deems appropriate.

8.10) Termination for Other Reasons.  Unless otherwise provided in the Restricted Stock agreement, if a Participant who is an individual ceases to be an employee or Contractor of the Company, of a Subsidiary or of an Affiliated Company for any reason other than for death or Disability:

(a) Shares of Restricted Stock for which a Period of Restriction is terminated under the Restricted Stock agreement shall, except as provided in Sections 8.4 and 17.8, be free of restrictions and fully transferable;

(b) All Shares of Restricted Stock still subject to a Period of Restriction as of the date of termination of employment or service shall automatically be forfeited and assigned and returned by the Participant to the Company, and any amounts paid by the Participant to the Company for the purchase of such Shares shall be returned to the Participant; provided, however, that the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Shares of Restricted Stock as it deems appropriate; and

(c) The provisions of Section 8.11(a) above notwithstanding, if such Participant’s termination of employment or service occurs voluntarily at the election of the Participant within one year after the Participant’s first day of employment or service, or for Cause, any Shares for which a Period of Restriction had previously lapsed shall, at the election of the Committee, be assigned and returned by the Participant to the Company in exchange for the same amount, if any, that the Participant paid for such Shares.

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8.11) Election Under Code Section 83(b).  As a condition to the receipt of Restricted Stock, the Participant shall be deemed to have agreed, and shall confirm such agreement in writing as requested by the Committee, that the Participant will not exercise the election permitted under Code Section 83(b) without informing the Company of his election within ten (10) days of such election. If a Participant fails to give timely notification to the Company, the Committee may, in its discretion, cause the forfeiture of some portion of the Shares of Restricted Stock with respect to which the election was made.

ARTICLE 9.

STOCK PURCHASE AGREEMENTS

9.1) Eligibility.  The Committee may enter into one or more Stock Purchase Agreements with any officer, employee or Contractor of the Company, a Subsidiary, or an Affiliated Company. No person shall have any right to be eligible to enter into a Stock Purchase Agreement under this Plan even if he or she was previously a Participant and a party to a Stock Purchase Agreement.

9.2) Actual Participation.

(a) An officer, employee or Contractor of the Company, a Subsidiary or an Affiliated Company shall become a Participant under the Plan as of the effective date of the Stock Purchase Agreement to which he or she is a party, and shall remain a Participant for the period that any provisions of the Plan or Stock Purchase Agreement remain in effect with respect to such person.

(b) Each Participant’s eligibility to enter into a Stock Purchase Agreement, and to purchase Shares under the provisions of the Stock Purchase Agreement and the Plan, shall be in connection with and in consideration of the provision of services by such Participant to or for the Company, a Subsidiary or an Affiliated Company, whether pursuant to a written agreement for such services or otherwise.

(c) The termination of a Participant’s status as an officer, employee or Contractor of the Company, a Subsidiary or an Affiliated Company for any reason at any time prior to the Company’s receipt of full and timely payment of the purchase price for the shares as set forth in the Stock Purchase Agreement shall be treated as, and deemed to be, a default in full and timely payment in accordance with Section 9.3(b) of this Plan.

9.3) Stock Purchase Agreements.  Stock Purchase Agreements shall be in writing, be signed by an officer of the Company and by the Participant, and be legally binding on the Company and the Participant.

(a) Terms and Conditions.  Each Stock Purchase Agreement shall obligate the Company to sell, and the Participant to purchase, the number of Shares specified in the Stock Purchase Agreement at the Fair Market Value of such Shares on the date(s) stated in the Stock Purchase Agreement.

(b) Required Provisions.  Each Stock Purchase Agreement shall set forth (a) the number of shares being sold and purchased, (b) the total purchase price, (c) the purchase price per share, (d) the duration of time over which the total purchase price must be paid, and (e) a payment schedule showing the due dates of each installment to be paid. The Stock Purchase Agreement shall provide that no Shares shall be issued until full and timely payment of the total purchase price has been received by the Company. The Stock Purchase Agreement shall also provide that in the event of (a) Participant’s termination of employment by the Company for any reason (other than death or Disability) or (b) Participant’s default in full and timely payment of the purchase price, then the Company shall have the election either to (i) terminate and rescind the Stock Purchase Agreement, refund all payments theretofore made without interest and retain the shares or (ii) terminate the Stock Purchase Agreement, retain all sums theretofore paid thereunder, and issue a number of shares equal to the total amount received divided by the purchase price per share. In the event of Participant’s termination of employment by the Company for death or Disability, then Participant or Participant’s lawful heir or representative, as the case may be, elect be whether (y) to pay the theretofore unpaid balance of the total purchase price in a single lump sum and receive the total number of Shares provided in the Stock Purchase Agreement or (z) to not pay the theretofore unpaid balance of the total purchase price and accept only the number of shares theretofore paid. Either such election must be made and performed within six (6) months

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following the event of Disability or death. In the absence of election, the Company may treat the termination as a termination for reasons other than death or Disability. The Company shall not issue any partial shares, but shall refund any excess payment received in an amount that is less than the price of one full share.

The Stock Purchase Agreement shall contain such other terms and conditions as to which the Committee and the Participant may agree, and shall incorporate this Plan by reference into each Stock Purchase Agreement. Terms and conditions may differ between Participants and between Stock Purchase Agreements.

(c) Transferability.  Each Stock Purchase Agreement shall be transferable:

(1) by a Participant to a Family Member of the Participant (or to a trust in which the Participant’s Family Member or Family Members have more than fifty percent (50%) of the beneficial interest) by a bona fide gift or pursuant to a domestic relations order in settlement of marital property rights;

(2) by will or pursuant to the laws of descent and distribution;

(3) as otherwise permitted pursuant to the rules or regulations adopted by the Securities and Exchange Commission (“SEC”) under the Securities Act or the interpretations of such rules and regulations as announced by the SEC from time to time; or

(4) as otherwise permitted by the Committee and provided in the Stock Purchase Agreement.

Any permitted transfer shall be effective only when accepted by the Company subject to the Company receiving documentation reasonably satisfactory to it of such gift, transfer pursuant to domestic relations order, or transfer pursuant to will or pursuant to the laws descent and distribution. Upon effectiveness of any permitted transfer, the rights and obligations the Participant under the Stock Purchase Agreement shall accrue only by the permitted transferee or such transferee’s guardian or legal representative. Except as permitted by this subsection, no Stock Purchase Agreement shall be further transferred, assigned or pledged in any way (whether by operation of law or otherwise), or be subject to execution, attachment or similar process. Upon any attempt to so further transfer, further assign, pledge, or otherwise further dispose of an Stock Purchase Agreement, or of any right or privilege conferred thereby, contrary to the provisions of the Stock Purchase Agreement or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Stock Purchase Agreement, and such rights and privileges, shall immediately become voidable at the election of the Committee. No permitted transfer shall cause any change in the terms of any Stock Purchase Agreement except the identity of the person(s) entitled to purchase Shares pursuant thereto. Without limiting the generality of the foregoing, the Committee may provide under the terms of an Stock Purchase Agreement that the Stock Purchase Agreement shall be subject to termination upon such Participant’s termination as an employee or Contractor of the Company, a Subsidiary or Affiliated Company, or the death or Disability of the Participant without reference to the employment, death or Disability of any permitted transferee. In the event of any transfer, the rights and obligations of the Company with respect to the Participant shall become rights and obligations of the Company with the transferee and references to the Participant in this Plan or in a Stock Purchase Agreement shall, unless the context otherwise requires, refer to the transferee.

(d) The Committee may impose such restrictions on any Shares acquired pursuant to a Stock Purchase Agreement as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

ARTICLE 10.

CHANGE IN CONTROL

10.1) Acceleration of Vesting; Termination of Period of Restriction.  The Committee shall have discretion to provide in any Award agreement that such Award, to the extent not already terminated, shall become vested and immediately exercisable, and any Period of Restriction shall terminate, upon a Change in Control.

10.2) Limitation on Payments.  Notwithstanding anything in this Article 10 to the contrary, if the Company is then subject to the provisions of Code Section 280G, and if the acceleration of the vesting of an

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Option or SAR, the termination of a Period of Restriction or the payment of cash in exchange for all or part of an Option or SAR (which acceleration or payment could be deemed a “payment” within the meaning of Code Section 280G(b)(2)), together with any other payments which the Participant has the right to receive from the Company or any company that is a member of an “affiliated group” (as defined in Code Section 1504(a) without regard to Code Section 1504(b)) of which the Company is a member, would constitute a “parachute payment” (as defined in Code Section 280G(b)(2)), then the payments to the Participant shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Code Section 4999; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 10.2 will, to that extent, not apply.

ARTICLE 11.

BENEFICIARY DESIGNATION

Each Participant who is an individual may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid pursuant to the Participant’s will or by the laws of descent and distribution.

ARTICLE 12.

RIGHTS OF PARTICIPANTS

12.1) Participation.  No officer, employee or Contractor of the Company or a Subsidiary, no Affiliated Company, and no employee, officer, or Contractor of an Affiliated Company shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

12.2) No Implied Rights.  Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

12.3) No Right to Company Assets.  Neither the Participant nor any other person or entity shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries or Affiliated Companies whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries or Affiliated Companies, in their sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Subsidiary or Affiliated Company. Any Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries or Affiliated Companies. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries or Affiliated Companies that the assets of the Company or the applicable Subsidiary or Affiliated Company shall be sufficient to pay any benefit to any person.

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ARTICLE 13.

AMENDMENT, MODIFICATION, AND TERMINATION

13.1) Amendment, Modification, and Termination.  This Plan shall terminate at such time as the Board of Directors may determine; provided, however, that no Award may be granted under the Plan after the tenth anniversary of its effective date. Any termination shall not affect any Awards then outstanding under the Plan. At any time and from time to time, the Board may amend or modify the Plan. If the approval of the shareholders of the Company is required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported (such as Nasdaq), or by any regulatory body having jurisdiction with respect hereto, no amendment or modification which:

(a) increases the total amount of Stock which may be issued under this Plan, except as provided in Section 4.3; or

(b) changes the class of persons eligible to participate in the Plan;

(c) materially increases the cost of the Plan or materially increase the benefits to Participants;

(d) extends the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised; or

(e) re-prices any previously granted Award by lowering the exercise price or canceling any previously granted Award with a subsequent replacement or re-grant of that same Award with a lower exercise price without prior approval of the shareholders of the Company, except as provided in Section 4.3;

shall be effective prior to the date that such amendment or modification has been approved by both the Board and the shareholders of the Company.

13.2) Awards Previously Granted.  No termination, amendment or modification of the Plan shall, other than pursuant to Section 4.3 hereof, in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant. Except as required pursuant to Section 4.3, no previously granted Option shall be re-priced by lowering the exercise price thereof, nor shall a previously granted Option be cancelled with a subsequent replacement or re-grant of that same Option with a lower exercise price, without prior approval of the shareholders of the Company.

ARTICLE 14.

PHYSICIAN CONTRACTORS: NON-COMPETITION, CONFIDENTIALITY

14.1) General.  Notwithstanding any terms, provision or limitation in any other contract or agreement between a Physician Contractor and the Company or an Affiliated Company, the right of a Physician Contractor or former Physician Contractor to receive or benefit from an Award granted directly under this Plan, or from a Share-based award granted under a plan of an Affiliated Company, shall be subject to the limitations and provisions set forth in this Article 14.

14.2) Prohibition on Competition.  During the term of the contract or agreement constituting any person to be a Physician Contractor, and for two years following the termination or expiration of such term, whether voluntarily or involuntarily, a Physician Contractor or former Physician Contractor who receives an Award granted directly under this Plan, or from a Share-based award granted under a plan of an Affiliated Company, shall not, either directly or indirectly:

(a) induce or attempt to induce any person who is employed by or otherwise engaged to perform services for or on behalf of the Company or an Affiliated Company to cease performing services for the Company or an Affiliated Company, or to perform services for another corporation or business entity; or

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(b) induce or attempt to induce any customer, client, vendor, or supplier of the Company or an Affiliated Company to cease doing business with the Company or an Affiliated Company; or

(c) engage or participate, either individually or as an employee, contractor, consultant, principal, owner, partner, agent, trustee, officer, director or shareholder of a corporation, partnership or other business entity, in any business which either competes with the Company or an Affiliated Company or engages in any line of business which the Company or an Affiliated Company has entered or internally announced an intention to enter (including, without limitation in either event, the provision of radiology services through the Internet to medical providers) at any time that such person directly or beneficially owns any Shares in the Company; or

(d) use or disclose to any person any Confidential Information for any purpose.

14.3) Exceptions to Limitations.  Notwithstanding the foregoing, nothing in this Article 14 shall be deemed to preclude:

(a) a Physician Contractor or former Physician Contractor from holding less than one half percent (0.5%) of the outstanding capital stock of any corporation required to file periodic reports with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and the securities of which are listed on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System or traded on the over-the-counter market; or

(b) a Physician Contractor or former Physician Contractor from practicing medicine in any State of the United States in the practice of radiology, if the practice is (i) performed locally within that State and (ii) less than 5% of the work load of the current or former Physician Contractor, or of a practice of which he or she is a partner, employee or independent contractor, consists of interstate teleradiology.

14.4) Extension of Time.  The period of time set forth is Section 14.2 during which a Physician Contractor or former Physician Contractor is prohibited from engaging in certain activities or obligated to undertake certain actions pursuant to the terms of this Agreement shall be extended by the length of time during which such person is in breach of this Agreement.

14.5) Notwithstanding anything contained in the Plan to the contrary, in the event that a Participant engages in any activity prohibited by Section 14.2 herein, the Committee may determine, in its sole discretion, to (a) require all Awards held by such Participant to be immediately forfeited and returned to the Company without additional consideration, (b) require all shares of Stock acquired upon the exercise or vesting of Awards within the twelve (12) month period prior to the date of such violation of Section 14.2 herein to be immediately forfeited and returned to the Company, and the amount, if any, paid by the Participant for such Stock shall be refunded to the Participant, and (c) to the extent that such Participant received any profit from the sale of an Award or the Stock underlying an Award, require that such Participant promptly repay to the Company any profit received pursuant to such sale.

ARTICLE 15.

GOVERNMENT REGULATION AND REGISTRATION OF SHARES

15.1) General.  The Plan, and the grant and exercise of Awards hereunder, and the Company’s obligations under Awards, shall be subject to all applicable Federal and state laws, rules and regulations and to the approvals of any regulatory or governmental agency as may be required.

15.2) Compliance as an SEC Registrant.  The obligations of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including without limitation, the Securities and Exchange Commission, and the rules and regulations of any securities exchange or association on which the Company’s common stock may be listed or quoted. If and when the common stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement

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in effect under the Securities Act with respect to all Shares of the applicable class or series of Stock that may be issued to Participants under the Plan and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

ARTICLE 16.

SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 17.

RIGHTS AND OBLIGATIONS RESPECTING SHARES

17.1) Rights as Shareholder.  A Participant granted a SAR under the Plan shall not by reason thereof have any rights of a shareholder of the Company, and a Participant granted an Option under the Plan shall not by reason thereof have any rights of a shareholder of the Company with respect to the shares covered by such Option until the exercise of such Option is effective.

17.2) No Obligation to Exercise Option or SAR; Maintenance of Relationship.  The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option or SAR. Nothing in the Plan or in any Award agreement entered into pursuant hereto shall be construed to confer upon a Participant any right to employment, service as a consultant, Contractor or as a member of the Company’s Board of Directors or interfere in any way with the right of the Company to terminate his or her relationship with the Company at any time.

17.3) Withholding Taxes.  Whenever, under the Plan, Shares are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Company, and whenever a Period of Restriction lapses with respect to Restricted Stock, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal and state withholding or other taxes resulting therefrom. In the event that withholding taxes are not paid by the date of exercise of an Option or the lapse of a Period of Restriction, to the extent permitted by law, the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares deliverable upon the exercise of the Option, by forfeiting Shares of Restricted Stock, or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant as compensation, fees or otherwise. If withholding taxes are paid by reduction of the number of Shares deliverable to Participant or the forfeiture of Shares of Restricted Stock, such Shares shall be valued at the Fair Market Value as of the business day preceding the date of exercise of the Option or the lapse of the Period of Restriction.

17.4) Purchase for Investment; Rights of Holder on Subsequent Registration.  Unless the Shares to be issued upon exercise of an Option or granted as Restricted Stock have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any such Shares unless a Participant who is an individual shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares to be issued to him for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed on the securities so issued and a “stop transfer” restriction may be placed in the stock transfer records of the Company. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any such Shares,

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or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus, or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages, and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

17.5) Modification of Outstanding Awards.  The Committee may accelerate the exercisability of an outstanding Option or SAR or reduce the Period of Restriction of outstanding Restricted Stock, and may authorize modification of any outstanding Award with the consent of the Participant when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan; provided however, that except as provided in Section 4.3 hereof, no previously granted Option will be repriced by lowering the exercise price thereof, nor will a previously granted Option be cancelled with a subsequent replacement or regrant of that same Option with a lower exercise price, without the prior approval of the shareholders of the Company.

17.6) Liquidation.  Upon the complete liquidation of the Company, any unexercised Options or SARs theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 4.3 in connection with a merger, consolidation or reorganization of the Company.

17.7) Restrictions on Issuance of Shares.  Notwithstanding provisions of this Plan to the contrary, the Company may delay the issuance of Shares covered by the exercise of any Option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(a) The Shares with respect to which the Option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

(b) A no-action letter in respect of the issuance of such Shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

(c) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended. It is intended that all exercise of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any Option may be exercised.

17.8) Right of First Refusal.  Subject to the provisions of this Section 17.8, the Company shall have the right of first refusal, but not the obligation, to repurchase any Shares acquired by a Participant as a result of any Award granted directly under this Plan or any Share-related award granted under a plan of an Affiliated Company in the event of a voluntary termination of employment without Cause. The price to be paid by the Company therefore, upon exercise of such right of first refusal, shall be the Fair Market Value of the Shares on the last day the Participant is employed by or a Contractor of the Company or an Affiliated Company. The Company may exercise it’s right of first refusal by written notice to the Participant given no later than thirty (30) days following the last day Participant is employed by or a Contractor of the Company or an Affiliated Company. The Company shall deliver payment for the Shares to Participant against the concurrent delivery of certificates, or other evidence satisfactory to the Company, representing the Shares. The exchange shall occur at a time and place agreeable to the Company and the Participant, or, failing such agreement at the Company’s offices at ten o’clock (10:00) a.m. on the tenth (10th) day following the date of notice, the first business day following if such tenth (10th) day fall on a weekend or holiday.

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The Company’s right of first refusal shall lapse and be of no further force and effect when the Company first becomes required to file periodic reports with respect to a class of equity securities in accordance with the requirements of Section 13(a) or 15(g) of the Securities Exchange Act of 1934.

ARTICLE 18.

SECTION 409A

18.1) Section 409A Compliance.  To the extent that any payments or benefits provided hereunder are considered deferred compensation subject to Section 409A of the Code, the Company intends for all Awards to comply with the standards for nonqualified deferred compensation established by Section 409A of the Code (the “409A Standards”). To the extent that any terms of the Plan would subject Participants to gross income inclusion, interest or an additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend any Awards granted hereunder to cause such Awards to comply with or be exempt from Section 409A of the Code.

ARTICLE 19.

REQUIREMENTS OF LAW

19.1) Requirements of Law.  The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.2) Governing Law.  The Plan, and all agreements hereunder, to the extent not covered by Federal law, shall be construed in accordance with and governed by the laws of the State of Minnesota without giving effect to the principles of the conflicts of laws.

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66240

VIRTUAL RADIOLOGIC CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 7, 2009
9:30 a.m. (Local Time)
Virtual Radiologic Corporation Headquarters
11995 Singletree Lane
Eden Prairie, MN 55344

VIRTUAL RADIOLOGIC CORPORATION 11995 Singletree Lane, Suite 500 Eden Prairie, MN 55344	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on Thursday, May 7, 2009.
The shares of stock held of record by the undersigned on March 27, 2009 will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted “FOR” the nominees for director named in Proposal 1 and “FOR” Proposals 2 and 3.
By signing this proxy, you revoke all prior proxies and appoint Robert C. Kill and Michael J. Kolar and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments.
See reverse for voting instructions.
XXXXXXXX

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.
ò Please detach here ò

The Board of Directors Recommends a Vote FOR all nominees for director and FOR Proposals 2 and 3.

1. Election of directors:	01 Robert C. Kill	03 David L. Schlotterbeck
02 Mark E. Jennings
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Approval of an amendment to the Virtual Radiologic Corporation Equity Incentive Plan, to increase the number of shares available under the Plan by 500,000 shares

3.	Ratification of Deloitte & Touche LLP as our registered independent public accounting firm

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

☐ For	☐ Against	☐ Abstain

☐ For	☐ Against	☐ Abstain

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2 AND 3.
Address Change? Mark Box  ☐  Indicate changes below:
          Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.